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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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     14a-6(e)(2))
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[ ]  Soliciting Material Under Rule 14a-12

                        Hilliard Lyons Growth Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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                       HILLIARD LYONS GROWTH FUND, INC.

Dear Shareholder:

   A Special Meeting (the "Meeting") of the shareholders (the "Shareholders") of Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund") will be held at the meeting rooms of Kye's I at Watertown Square, Building 1 - Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130 on October 1, 2004, at 9:00 a.m., Eastern Time.

   At the Meeting, you will be asked to approve the reorganization of the Hilliard Growth Fund with and into the Constellation HLAM Large Cap Quality Growth Fund (the "Constellation Growth Fund"), which is a series of the Constellation Funds. The Constellation Growth Fund will be substantially similar to the Hilliard Growth Fund. Assuming approval by each class of Shareholders of the Hilliard Growth Fund, you will receive a number of shares of the Constellation Growth Fund equal in dollar value to the shares of the Hilliard Growth Fund that you own at the time of the reorganization. As further explained in the accompanying proxy statement, the Board of Directors of the Hilliard Growth Fund has unanimously recommended that Shareholders approve the reorganization. We encourage you to support the Directors' recommendation.

   At the Meeting, you will also be asked to approve the investment advisory and investment sub-advisory agreements applicable to the Constellation Growth Fund. The proposed investment advisory agreement will be with Constellation Investment Management Company, L.P. ("CIMCO"), and the proposed investment sub-advisory agreement will be with Hilliard Lyons Asset Management, the current investment advisor to the Hilliard Growth Fund. The day-to-day portfolio management of the Constellation Growth Fund is thus expected to be substantially identical to that of the Hilliard Growth Fund, and as further discussed in the attached Proxy Statement, the fees paid under the proposed investment advisory agreement will initially be the same as the investment advisory fees currently paid by the Hilliard Growth Fund. After one year, the fees payable under the proposed investment advisory and investment sub-advisory agreements will have a performance component that could result in higher fees for the Constellation Growth Fund if it substantially outperforms its benchmark.

   As further explained in the accompanying proxy statement, the Board of Directors of the Hilliard Growth Fund has unanimously recommended that Shareholders approve the reorganization and the proposed agreements. We encourage you to support the Directors' recommendation.

   All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote over the Internet or by telephone. Please follow the instructions on the enclosed Proxy Card to use these methods of voting.

   Shareholders of record at the close of business on August 16, 2004 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.

                                   James R. Allen, President and Director
                                   Hilliard Lyons Growth Fund, Inc.

September 3, 2004

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                               PROXY INFORMATION

   Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund") will hold a Special Meeting (the "Meeting") of its shareholders (the "Shareholders") on October 1, 2004 at the meeting rooms of Kyes I at Watertown Square, Building 1
- Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130. Hilliard Lyons Asset Management, a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard") is the current investment adviser to the Hilliard Growth Fund. The purpose of the Meeting is to (1) vote on a proposal to reorganize the Hilliard Growth Fund into the Constellation HLAM Large Cap Quality Growth Fund (the "Constellation Growth Fund"), a newly-formed series of the Constellation Funds; (2) vote on a proposal to approve an investment advisory agreement between Constellation Investment Management Company, L.P. ("CIMCO") and the Constellation Growth Fund; and (3) vote on a proposal to approve an investment sub-advisory agreement between CIMCO and Hilliard. All proposals must be approved by shareholders for the reorganization to proceed.

   The following summary highlights key points about the proposed reorganization, investment advisory agreement and investment sub-advisory agreement and explains the proxy process, including how to cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of the proposals.

KEY POINTS ABOUT THE PROPOSED REORGANIZATION

   Under the proposed reorganization, the Hilliard Growth Fund's assets and liabilities would be transferred to the Constellation Growth Fund, a newly-formed series of the Constellation Funds. CIMCO would serve as the Constellation Growth Fund's investment adviser, subject to the direction of the Constellation Funds' Board of Trustees. CIMCO, in turn, would hire Hilliard as sub-adviser to manage the newly-organized Constellation Growth Fund on a day-to-day basis, as described in more detail below. Under the proposed arrangement, the individuals that currently perform day-to-day portfolio management services for the Hilliard Growth Fund will not change.

  . HILLIARD ADVISED FUNDS. Under the proposed reorganization, Hilliard would serve as the sub-adviser to the newly-formed Constellation Growth Fund. Hilliard currently serves as the investment adviser to the Hilliard Growth Fund and the sub-adviser to the Constellation HLAM Large Cap Value Fund. Hilliard also serves as the investment adviser to Hilliard-Lyons Government Fund, Inc. and Senbanc Fund.

  . CIMCO ADVISED FUNDS. Under the proposed reorganization, CIMCO would serve as the investment adviser to the Constellation Growth Fund. CIMCO currently serves as the investment adviser to the funds listed in Exhibit A to this proxy statement.

  . IMPLEMENTATION OF PERFORMANCE FEE ADJUSTMENTS. One of the hallmarks of the Constellation Funds is the employment of "performance

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     fees" for CIMCO and most sub-advisers. Performance fees are fees that start at a base or "fulcrum" point and adjust upward or downward proportionately depending on the fund's performance in relation to a specified index of securities. CIMCO believes that such fees are an important means of aligning its interests and the interests of sub-advisers with those of shareholders. Importantly, the rate of the proposed base fee component of the advisory fee to be paid by the Constellation Growth Fund is lower than the rate of the current investment advisory fee of the Hilliard Growth Fund. However, with the performance fee adjustment the proposed advisory fee for the Constellation Growth Fund could exceed the current advisory fee for the Hilliard Growth Fund. Under the proposed arrangements, the Constellation Growth Fund will pay an investment advisory fee to CIMCO and CIMCO, not the Constellation Growth Fund, will pay an investment sub-advisory fee. Both the investment advisory fee and the investment sub-advisory fee will be subject to a performance fee adjustment beginning 12 months after the reorganization.

  . FUND OPERATING EXPENSES. Currently the Hilliard Growth Fund has an expense limitation or cap. CIMCO is committed to ensuring that shareholders of the Hilliard Growth Fund not be subjected to additional fund operating expenses as a result of the reorganization, and accordingly has agreed to maintain an expense limitation or cap on certain operating expenses (other than investment advisory fees, as discussed below) for a period of 3 years after the reorganization. This means that certain operating expenses of the Constellation Growth Fund are expected to be lower than the corresponding operating expenses of the Hilliard Growth Fund for at least 3 years after the reorganization.

  . SIMILAR SHAREHOLDER SERVICES. As a shareholder of the Constellation Growth Fund, you will have access to a wide range of shareholder services, including exchange privileges (by mail or phone), telephone redemption services, automatic investment programs, systematic withdrawal programs, tax qualified retirement plans and toll-free shareholder service support.

  . TAX-FREE NATURE OF THE REORGANIZATION. The reorganization is anticipated to be accomplished on a tax-free basis, meaning that you should not realize any capital gains or losses when your Hilliard Growth Fund shares are exchanged for shares of the Constellation Growth Fund.

  . SCOPE OF REORGANIZATION. If you vote to approve the reorganization, you will also be approving the current Board of Trustees of the Constellation Funds as Trustees of the Constellation Growth Fund and the dissolution of the Hilliard Growth Fund. The proposals related to the investment advisory and investment sub-advisory agreements must also be approved for the reorganization to proceed.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

  . Currently, the Hilliard Growth Fund has two classes of shares, Class A Shares and Class B Shares. The Constellation Growth Fund will initially offer only one class of shares. If shareholders approve the reorganization, your existing Hilliard

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     Growth Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of the Constellation Growth Fund's shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis and holding period with the Constellation Growth Fund will remain the same as your aggregate cost basis and holding period with the Hilliard Growth Fund. After the reorganization, the Constellation Growth Fund may issue one or more additional classes of shares.

  . Currently, Class A Shares of the Hilliard Growth Fund are sold to investors with an initial sales load. Class B Shares are sold to investors with no initial sales load and a contingent deferred sales charge with respect to redemptions within 5 years of purchase. Class B Shares convert automatically to Class A Shares after 7 years. The Constellation Growth Fund will initially offer only one class of shares with no initial sales load or contingent deferred sales charge.

QUESTIONS & ANSWERS

Q. WHY IS HILLIARD PROPOSING TO REORGANIZE THE HILLIARD GROWTH FUND INTO THE CONSTELLATION GROWTH FUND?

A. Hilliard recently made a strategic decision to focus its efforts on portfolio management and reduce its role and related cost as a fund investment adviser and administrator. Hilliard is proposing that, subject to the approval of the Shareholders of the Hilliard Growth Fund, the assets and liabilities of the Hilliard Growth Fund be transferred with and into the newly-formed Constellation Growth Fund, a series of the Constellation Funds. Hilliard believes that the proposed reorganization would allow the Hilliard Growth Fund to be merged into the Constellation Growth Fund and brought into the Constellation Funds for its ongoing operation, management and sales in an efficient manner. As proposed, CIMCO would serve as the new Constellation Growth Fund's investment adviser, subject to the direction of the Constellation Funds' Trustees. CIMCO, in turn, would hire Hilliard as the sub-adviser to manage the Constellation Growth Fund on a day-to-day basis. If the Shareholders approve the proposed agreements, the individuals that currently perform day-to-day portfolio management services for the Hilliard Growth Fund would continue to perform day-to-day portfolio management services for the Constellation Growth Fund.

Q. WHEN WILL THE REORGANIZATION BE EFFECTIVE?

A. If the Shareholders approve the proposed reorganization, the proposed investment advisory agreement and the proposed investment sub-advisory agreement, the reorganization of the Hilliard Growth Fund with and into the Constellation Growth Fund will occur after the close of trading on Friday, October 8, 2004 unless the parties agree to a later date. Accordingly, effective on or about Monday, October 11, 2004, you will own shares of the Constellation Growth Fund.

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Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all Shareholders to participate in the decision about the reorganization, investment advisory agreement and investment sub-advisory agreement. Additionally, your immediate response on the enclosed proxy card, over the Internet or by telephone will help save the costs of any further solicitations.

Q. HOW DO THE DIRECTORS SUGGEST THAT I VOTE?

A. After careful consideration, the Directors of the Hilliard Growth Fund, including the "Independent Directors" who comprise a majority of the Hilliard Growth Fund Board of Directors, unanimously determined that the reorganization, the proposed investment advisory agreement with CIMCO, and the proposed investment sub-advisory agreement with Hilliard are in the best interest of the Shareholders and recommend that you vote "FOR" the proposals.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at (502) 588-1786 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q. HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to utilize these methods of voting.

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                       HILLIARD LYONS GROWTH FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 1, 2004

   Notice is hereby given that a Special Meeting (the "Meeting") of the shareholders (the "Shareholders") of Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund") will be held at the meeting rooms of Kye's I at Watertown Square, Building 1-Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130 on October 1, 2004, at 9.00 a.m. Eastern Time.

   The Meeting is being called in order to permit the Shareholders to consider and vote on the following proposals:

    1. To approve a proposed Agreement and Plan of Reorganization, and the transactions contemplated by the Agreement and Plan of Reorganization, under which Hilliard Growth Fund would be reorganized with and into Constellation HLAM Large Cap Quality Growth Fund, a newly-formed series of the Constellation Funds, and Hilliard Growth Fund would be dissolved.

    2. To approve an investment advisory agreement with Constellation Investment Management Company, LP ("CIMCO").

    3. To approve an investment sub-advisory agreement between CIMCO and Hilliard Lyons Asset Management, a division of J.J.B. Hilliard, W.L. Lyons, Inc.

    4. To act on any other business properly brought before the meeting.

   All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. Shareholders of record at the close of business on August 16, 2004 are entitled to notice of and to vote at the Meeting and at any adjournments of the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about September 3, 2004.

                                      By Order of the Board of Directors

                                      Timothy P. Riordan
                                      Secretary
                                      Hilliard Lyons Growth Fund, Inc.

September 3, 2004

   Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

   The enclosed proxy card also includes instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

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                       HILLIARD LYONS GROWTH FUND, INC.

                                PROXY STATEMENT

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund") for use at the Special Meeting of shareholders to be held October 1, 2004 at 9:00 a.m. Eastern Time at the meeting rooms of Kye's I at Watertown Square, Building 1 - Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130, and at any adjourned session thereof (the Special Meeting and any adjournments of the Special Meeting are referred to in this proxy statement as the "Meeting").

   REORGANIZATION PROPOSAL. The Meeting is being called in order to permit the shareholders of the Hilliard Growth Fund to consider and vote on the following proposals.

    1. To approve a proposed Agreement and Plan of Reorganization, and the transactions contemplated by the Agreement and Plan of Reorganization, under which Hilliard Growth Fund would be reorganized with and into Constellation HLAM Large Cap Quality Growth Fund, a newly-formed series of the Constellation Funds, and Hilliard Growth Fund would be dissolved.

    2. To approve an investment advisory agreement with Constellation Investment Management Company, LP ("CIMCO").

    3. To approve an investment sub-advisory agreement between CIMCO and Hilliard Lyons Asset Management, a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard").

    4. To act on any other business properly brought before the meeting.

   The Directors unanimously recommend that the Hilliard Growth Fund's shareholders vote "for" each of the proposals.

   SHAREHOLDER VOTING. Shareholders of each class of the Hilliard Growth Fund of record at the close of business on August 16, 2004 (the "Shareholders") are entitled to vote at the Meeting.

   Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. As of August 16, 2004, the Hilliard Growth Fund had 1,190,191.534 Class A shares and 188,623.36 Class B shares issued and outstanding.

   Each class of shares of the Hilliard Growth Fund will vote separately on the proposed reorganization. For each class of shares of the Hilliard Growth Fund, the affirmative vote of a majority of the total number of shares of that class is required to approve the proposed reorganization. If the proposed reorganization is not approved by each class of shares of the Hilliard Growth Fund, the reorganization will not take place and the Board will consider other options for the Hilliard Growth Fund, including liquidation and dissolution.

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   The share classes of the Hilliard Growth Fund will vote together on the proposed investment advisory agreement with CIMCO and the proposed investment sub-advisory agreement with Hilliard. The affirmative vote of a "majority of the outstanding shares" of the Hilliard Growth Fund is required to approve the proposed investment advisory agreement and the proposed investment sub-advisory agreement. For purposes of these proposals, the vote of a "majority of the outstanding shares" of the Hilliard Growth Fund means the vote (A) of 67% or more of the shares present at the Meeting, if the holders of more that 50% of the outstanding shares of the Hilliard Growth Fund are present or represented by proxy; or (B) of more than 50% of the outstanding shares of the Hilliard Growth Fund, whichever is the less. If the proposed investment advisory agreement and investment sub-advisory agreement are not approved by the shareholders of the Hilliard Growth Fund, the reorganization will not take place and the Board will consider other options for the Hilliard Growth Fund, including liquidation and dissolution.

   PROXY SOLICITATION. In addition to the solicitation of proxies by mail, Directors and officers of the Hilliard Growth Fund and officers and employees of Hilliard may solicit proxies in person or by telephone. Persons holding shares of the Hilliard Growth Fund as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to the beneficial owners. Hilliard and CIMCO will bear the cost of the Meeting and proxy materials and any proxy solicitation. The proxy card and this proxy statement are being mailed to Shareholders on or about September 3, 2004.

PROPOSAL ONE: TO REORGANIZE THE HILLIARD GROWTH FUND INTO THE CONSTELLATION GROWTH FUND

   SUMMARY. The Hilliard Growth Fund's Board has approved a plan to reorganize the Hilliard Growth Fund into the Constellation Growth Fund, a new series that is being created by the Constellation Funds specifically for the proposed reorganization. The Constellation Growth Fund will have the same investment objective, and substantially the same investment policies, risks, restrictions and limitations, as the existing Hilliard Growth Fund, except the Constellation Growth Fund will have a fundamental investment policy that will require it to invest at least 80% of its net assets in common stocks of U.S. companies with market capitalizations in excess of $5 billion. A form of the agreement and plan of reorganization (the "Reorganization Agreement") is attached as Exhibit B to this proxy statement. To proceed with the reorganization, the Hilliard Growth Fund needs approval of the Shareholders. The next few pages of this proxy statement discuss important details of the reorganization.

   AGREEMENT AND PLAN OF REORGANIZATION. The Reorganization Agreement spells out the terms and conditions that will apply to the Hilliard Growth Fund's reorganization into the Constellation Growth Fund (assuming that Shareholders approve the reorganization). The reorganization is subject to a number of conditions set forth in the Reorganization Agreement. The conditions include:
(1) the receipt by the Hilliard Growth Fund and the Constellation Growth Fund of an opinion of counsel as to certain federal income tax aspects of the reorganization; (2) the approval of the reorganization by a majority of the total number of shares of each class of shares of the Hilliard Growth Fund; (3) the approval of the proposed investment advisory agreement

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by a "majority of the outstanding shares" of the Hilliard Growth Fund; and (4)
the approval of the proposed investment sub-advisory agreement by a "majority of the outstanding shares" of the Hilliard Growth Fund.

   Either the Board of the Hilliard Growth Fund or the Constellation Funds can terminate the Reorganization Agreement and abandon the reorganization at any time (whether before or after Shareholders approve it) before the closing date if a party materially breaches its obligations under the Reorganization Agreement or either party determines that terminating the Agreement is in the best interests of the shareholders. In addition, the Reorganization Agreement may be amended but no amendment may affect the provisions for determining the value of the Constellation Growth Fund shares to be paid in the reorganization to the detriment of the Shareholders. For a complete description of these terms and conditions, please see the form of the Reorganization Agreement in Exhibit B to this proxy statement. The description of the reorganization and the Reorganization Agreement in this proxy statement is qualified in its entirety by reference to the form of the Reorganization Agreement in Exhibit B.

   STEPS TO REORGANIZE.  The reorganization would be accomplished in 3 steps.

   First, the Hilliard Growth Fund would transfer all of its assets to the Constellation Growth Fund, and the Constellation Growth Fund would assume all of the Hilliard Growth Fund's liabilities, in exchange for shares of the Constellation Growth Fund.

   Second, the Hilliard Growth Fund would liquidate and distribute the shares of the Constellation Growth Fund received in the exchange to the Shareholders. Simultaneously with this step, the Constellation Growth Fund would open an account for you, crediting it with shares of the Constellation Growth Fund that are equivalent in value to your investment in shares of the Hilliard Growth Fund at the time of the reorganization. The Constellation Growth Fund will initially offer only one class of shares and accordingly, you will receive Class I Shares of the Constellation Growth Fund.

   Third, the Hilliard Growth Fund would be dissolved.

   If approved by Shareholders, the reorganization is expected to take place after the close of trading on Friday, October 8, 2004 unless the parties agree to a later date. Accordingly, Shareholders will own shares of the Constellation Growth Fund effective on or about Monday, October 11, 2004.

   THE REORGANIZATION IS EXPECTED TO BE TAX-FREE AT THE FEDERAL LEVEL. The reorganization is expected to have no federal income tax consequences for you or the Hilliard Growth Fund and it is anticipated that the law firm of Morgan, Lewis & Bockius LLP will issue a legal opinion to that effect. Following the reorganization, from a tax standpoint, the adjusted basis and holding period of the Constellation Growth Fund shares should be the same as the adjusted basis holding period of the Hilliard Growth Fund shares. Shareholders are not expected to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the reorganization in the Reorganization Agreement.

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   SCOPE OF REORGANIZATION.  Approval of the reorganization by Shareholders effectively includes approval of the Board of Trustees of the Constellation Funds and the dissolution of the Hilliard Growth Fund. The proposals related to the investment advisory and investment sub-advisory agreements must also be approved for the reorganization to proceed.

CONSTELLATION GROWTH FUND

   THE HILLIARD GROWTH FUND'S INVESTMENT OBJECTIVES WILL STAY THE SAME. As reorganized, the Hilliard Growth Fund, which will be reorganized into the new Constellation Growth Fund, will continue to seek long-term capital appreciation as its investment objective. The Constellation Growth Fund will follow substantially the same investment policies that the Hilliard Growth Fund currently follows, except the Constellation Growth Fund will have a fundamental investment policy that will require it to invest at least 80% of its net assets in common stocks of U.S. companies with market capitalizations in excess of $5 billion. Due to this fundamental investment policy, the Constellation Growth Fund may have less of its total assets invested in smaller companies than the Hilliard Growth Fund. Small companies may trade less frequently and may not experience positive market fluctuations.

   COMPARING INVESTMENT STRATEGY. The Constellation Growth Fund will have the same principal investment strategy as the Hilliard Growth Fund except for the following differences: (1) under normal market conditions, at least 65% of the Hilliard Growth Fund's total assets will be invested in common stock of companies having a market capitalization in excess of $500,000,000 and the Constellation Growth Fund will invest primarily (at least 80% of its total assets) in common stocks of companies having a market capitalization in excess of $5 billion; (2) the Hilliard Growth Fund may invest up to 30% of its total assets in smaller companies, those with market capitalization below $500,000,000, and the Constellation Growth Fund may invest up to 20% of its total assets in smaller companies, those with market capitalization below $5 billion; (3) the Constellation Growth Fund will typically own a smaller number of stocks than other, more diversified fund while the Hilliard Growth Fund has not identified this as a principal investment strategy; (4) the Constellation Growth Fund will generally consider selling a security when it reaches a target price, when it fails to perform as expected, when it growth rate slows, or when other opportunities appear more attractive while the Hilliard Growth Fund has not identified this as a principal investment strategy.

   COMPARING INVESTMENT ADVISORY FEES. One of the hallmarks of the Constellation Funds is the employment of "performance fees" for the adviser and most sub-advisers. Performance fees are fees that start at a base or "fulcrum" point, and adjust upward or downward based on the fund's performance in relation to a specified index of securities. The amount of the Constellation Growth Fund's performance adjustment, either upwards or downwards, will be capped at a maximum (for outperformance) and minimum (for underperformance) level. CIMCO believes that such fees are an important means of aligning the interests of the adviser and the interests of sub-advisers with those of shareholders. The Hilliard Growth Fund pays the same investment advisory fee regardless of its performance.

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   As proposed, the annual rate of the proposed base fee component of the advisory fee to be paid by the Constellation Growth Fund is lower than the annual rate of the current investment advisory fee of the Hilliard Growth Fund. In addition, the advisory fee to be paid by the Constellation Growth Fund will not reflect a performance adjustment for at least 12 months after the reorganization. A detailed discussion of the Constellation Growth Fund's proposed performance fee structure is discussed below, under the heading "Overview of The Constellation Growth Fund and Comparison of Hilliard Growth Fund and Constellation Growth Fund."

   COMPARING FUND EXPENSES. The Hilliard Growth Fund presently has a form of expense limitation or cap. CIMCO is committed to ensuring that shareholders of the Hilliard Growth Fund not be subjected to additional fund operating expenses as a result of the reorganization and, accordingly, has agreed to maintain an expense limitation or cap on certain operating expenses (other than investment advisory fees, as discussed below) for a period of 3 years after the reorganization. This means that certain operating expenses of the Constellation Growth Fund are expected to be lower than the corresponding operating expenses of the Hilliard Growth Fund for at least 3 years after the reorganization.

   The Hilliard Growth Fund expense limitation is tied to the "Total Annual Operating Expenses" of the Hilliard Growth Fund. Because the proposed advisory fee for the Constellation Growth Fund is variable beginning 12 months after the reorganization, the Constellation Growth Fund's "Other Expenses" will be capped rather than its "Total Annual Operating Expenses." Other Expenses include administrative, custody, transfer agency, legal, accounting/auditing and other operating expenses, but exclude investment advisory fees and Rule 12b-1 fees. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

   The Hilliard Growth Fund will furnish, without charge, a copy of the 2003 Annual Report to Shareholders of the Hilliard Growth Fund, upon request. To obtain a copy of the 2003 Annual Report, send a written request to the Hilliard Growth Fund c/o Hilliard Lyons Funds Administration, Hilliard Lyons Center, Louisville, Kentucky 40202, or call (800) 444-1854.

OVERVIEW OF CONSTELLATION GROWTH FUND AND COMPARISON OF HILLIARD GROWTH FUND AND CONSTELLATION GROWTH FUND

   A detailed description of the Constellation Growth Fund's principal investment strategy, fees and expenses, and proposed performance fee structure is included on the following pages.

   If the Shareholders approve the proposed investment sub-advisory agreement, the Hilliard Growth Fund's current investment adviser, Hilliard, will continue to provide daily investment management services to the Constellation Growth Fund in its capacity as the sub-adviser to the Constellation Growth Fund.

   The Constellation Growth Fund will continue to invest primarily (at least 80% of its net assets) in common stocks of large U.S. companies that its sub-adviser, Hilliard, considers having strong growth potential. This is a fundamental investment policy that can only be changed with shareholder approval. For these purposes, a company is considered to be large if its current market capitalization exceeds $5 billion. Hilliard will seek stocks that are favorably priced in relation to the underlying value of the enterprise or to its anticipated growth rate. Hilliard will invest in stocks with above-average growth rates. Hilliard may also invest up to 20% of the Constellation Growth Fund's total assets in smaller companies with market capitalization below $5 billion that fit its investment criteria. The Hilliard Growth Fund generally invests at least 65% of its total assets in common stock of companies having a market capitalization in excess of $500,000,000 and up to 30% of its total assets in smaller companies with market capitalization below $500,000,000 that fit its investment criteria.

   CLASSES OF SHARES. Hilliard Growth Fund issues two classes of shares: Class A shares and Class B shares. Constellation Growth Fund will initially issue one class of shares: Class I shares. If the proposed reorganization is approved, both Class A Shareholders and Class B Shareholders of the Hilliard Growth Fund will receive Class I shares of the Constellation Growth Fund.

   SHAREHOLDER FEES. The following chart compares the Shareholder Fees of each class of shares of the Hilliard Growth Fund with the anticipated Shareholders Fees of the Constellation Growth Fund.

Shareholder Fees (Fees Paid Directly from Your Investment)

                                                 Hilliard      Constellation
                                               Growth Fund      Growth Fund
                                              Class A Shares   Class I Shares
                       -                      --------------   --------------
   Maximum Sales Charge (Load) Imposed on
     Purchases (as a percentage of offering
     price)..................................     4.75%/(1)/        None

   Maximum Deferred Sales Charge (Load) (as a
     percentage of original purchase price or
     redemption proceeds, whichever is
     lower)..................................     None/(2)/         None

   Redemption Fee (as a % of amount redeemed,
     if applicable)..........................     None/(3)/         None/(4)/

                                                 Hilliard      Constellation
                                               Growth Fund      Growth Fund
                                              Class B Shares   Class I Shares
                       -                      --------------   --------------

   Maximum Deferred Sales Charge (Load) (as a
     percentage of original purchase price or
     redemption proceeds, whichever is
     lower)..................................     4.75%/(5)/        None

   Redemption Fee (as a % of amount redeemed,
     if applicable)..........................     None/(3)/         None/(4)/

   ANNUAL FUND OPERATING EXPENSES. The following chart compares the Annual Fund Operating Expenses of each class of shares of the Hilliard Growth Fund with the anticipated Annual Fund Operating Expenses of the Constellation Growth Fund.

Annual Fund Operating Expenses (Deducted from Fund Assets)

                                                 Hilliard     Constellation
                                               Growth Fund     Growth Fund
                                              Class A Shares  Class I Shares
                                              --------------  --------------
  Investment Advisory Fees...................      0.80%           0.75%/(6)/
  Distribution (12b-1) Fees..................      0.14%           None
  Other Expenses.............................      0.88%           0.57%/(7)/
  Total Annual Fund Operating Expenses Before
    Expense Reimbursement and Fee Waiver.....      1.82%           1.32%
  Total Annual Fund Operating Expenses After
    Expense Reimbursement and Fee Waiver.....      1.82%/(8)/      1.25%/(9)/

                                                 Hilliard     Constellation
                                               Growth Fund     Growth Fund
                                              Class B Shares  Class I Shares
                                              --------------  --------------
  Investment Advisory Fees...................      0.80%           0.75%/(6)/
  Distribution (12b-1) Fees..................      1.00%           None
  Other Expenses.............................      1.79%           0.57%/(7)/
  Total Annual Fund Operating Expenses Before
    Expense Reimbursement and Fee Waiver.....      3.59%           1.32%
  Total Annual Fund Operating Expenses After
    Expense Reimbursement and Fee Waiver.....      3.59/(8)/       1.25%/(9)/

(1)Sales charges are reduced for purchases of $50,000 or more. No sales charge is imposed on purchases by certain classes of investors.

(2)Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within 12 months following such purchases.

(3)A transaction fee of $5.00 may be charged for redemption proceeds paid by wire.

(4)A $10.00 fee may be imposed for wire transfers of redemption proceeds.

(5)The maximum deferred sales charge declines to 3.75% in the second year, 2.75% in the third and fourth years, 1.75% in the fifth year and is eliminated thereafter. Class B shares automatically convert to Class A shares at the end of the month that precedes the 7/th/ anniversary of the purchase date.

(6)Beginning 12 months after the reorganization, the advisory fee will be subject to adjustment, up or down, based on the Constellation Growth Fund's performance relative to the performance of the Russell 1000 Growth Index. When the performance adjustment is applied, the minimum advisory fee would be 0.65% and the maximum advisory fee would be 0.85%.

(7)"Other Expenses" of the Constellation Growth Fund are estimated and include a shareholder servicing fee of 0.25%. Actual "Other Expenses" of the Constellation Growth Fund may differ from the estimate shown in the table. CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" of the Constellation Growth Fund from exceeding 0.50% for a period of 3 years after the reorganization.

(8)For the year ending December 31, 2004, Hilliard voluntarily agreed to reduce the fees payable to it under the advisory agreement and, if necessary, reimburse the Hilliard Growth Fund on a quarterly basis, by the amount by which the Hilliard Growth Fund's total annual operating expenses attributable to the Class A shares for such fiscal year exceed 1.30% of the average daily net assets attributable to the Class A shares and by which the Hilliard Growth Fund total annual operating expenses attributable to the Class B shares for such fiscal year exceed 2.05% of the average daily net assets attributable to the Class B shares. Hilliard also agreed to limit fees in the same manner for the year ended December 31, 2003.

   The effect of this voluntary expense limitation is shown in the table below.

                                           Hilliard Growth Fund Hilliard Growth Fund
                                              Class A Shares       Class B Shares
                                           -------------------- --------------------
Total Annual Fund Operating Expenses
  Before Expense Reimbursement and Fee
  Waiver..................................         1.82%                3.59%
Total Annual Fund Operating Expenses After
  Expense Reimbursement and Fee
  Waiver..................................         1.30%                2.05%

(9)As a result of CIMCO's agreement to limit or cap "Other Expense" of the Constellation Growth Fund, the Constellation Growth Fund's "Total Fund Operating Expenses" will not exceed the following percentages of the average daily net assets of the Constellation Growth Fund during the indicated period: 1.25% during the first 12 months after the reorganization and 1.35% beginning 12 months after the reorganization and ending 3 years after the reorganization.

   EXAMPLE. This example is intended to help you compare the cost of investing in the Hilliard Growth Fund with the cost of investing in the Constellation Growth Fund. The Example assumes that you invest $10,000 in each fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and fund expenses remain the same as currently shown in the above tables. The Hilliard Growth Fund Class A shares and Hilliard Growth Fund Class B shares examples assume termination of the voluntary expense caps for the Hilliard Growth Fund (for all periods shown) The pro forma Constellation Growth Fund example assumes implementation of the contractual expense cap for the Constellation Growth Fund for the first three years. The pro forma
Constellation Growth Fund example also assumes that no performance fee adjustment is made to the Constellation Growth Fund advisory fee. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                          1 Year 3 Years 5 Years 10 Years
                       -                  ------ ------- ------- --------
      Hilliard Growth Fund Class A Shares  $651  $1,020  $1,413   $2,511

      Hilliard Growth Fund Class B Shares  $837  $1,382  $2,062   $3,158

      Pro Forma Constellation Growth Fund  $127  $  397  $  830   $2,036

   PERFORMANCE FEE ADJUSTMENT. The annual rate of the Constellation Growth Fund base advisory fee is 0.75%, and this fee is subject to a performance adjustment based on the Constellation Growth Fund's performance relative to the performance of the Russell 1000 Growth Index. Beginning 12 months after the effective date of the reorganization, the rate of the advisory fee may range from 0.65% to 0.85%, depending on the Constellation Growth Fund's performance over a rolling 12-month period (the "Performance Period"). The table below describes the performance adjustment rate which is based on the Constellation Growth Fund's performance as compared to its benchmark index, the Russell 1000 Growth Index (the "Index"), over the Performance Period:

If the Fund:               base fee increases by:         If the Fund:         base fee decreases by:
------------               ----------------------         ------------         ----------------------
Outperforms the Index by                            Underperforms the Index
  3.01% or more..........          0.10%            by 3.01% or more                   0.10%

Outperforms the Index by                            Underperforms the Index
  3.00% or less..........          0.00%            by 3.00% or less                   0.00%

   The amount of the performance adjustment (the "Performance Adjustment") will equal: (i) the average net assets of the Constellation Growth Fund over the Performance Period, multiplied by (ii) the performance adjustment rate, multiplied by (iii) a fraction, the numerator of which will be the number of days in the last month of the Performance Period and the denominator of which will be 365. The resulting dollar figure will be added to or subtracted from the dollar amount of the base advisory fee depending on whether the Constellation Growth Fund experiences better or worse performance than the Index. If the Constellation Growth Fund outperforms the Index by 3.00% or less or underperforms the Index by 3.00% or less, the performance rate adjustment is 0.00%. If the Constellation Growth Fund outperforms the Index by 3.01% or more or underperforms the Index by 3.01% or more, the performance rate adjustment is 0.10%.

   The table below illustrates the difference between the investment advisory fee arrangements of the Hilliard Growth Fund and the Constellation Growth Fund by comparing (1) the investment advisory fee that was accrued during 2003, before voluntary fee waivers of $210,530, by the Hilliard Growth Fund under its current investment advisory agreement with Hilliard and (2) the investment advisory fee that would have been paid in 2003 if the proposed arrangement between the Constellation Growth Fund and CIMCO had been in place during 2003, assuming the same average daily net assets of $40,640,128.09. During 2003, the Hilliard Growth Fund outperformed the Index by more than 3.01%. Therefore, had the proposed investment advisory agreement with CIMCO been in place during 2003, the annual rate of the advisory fee would have been 0.85%, the maximum rate under the proposed investment advisory agreement with CIMCO. If the proposed investment advisory agreement with CIMCO had been in place during 2003, the amount of the investment advisory fee paid by the Hilliard Growth
Fund would have been 6.25% higher than the actual advisory fee paid to Hilliard.

                                    Actual      Proforma Fee
                                   Advisory    for 2003 Under
                                 Fee Paid 2003   the CIMCO
                                 for Hilliard     Advisory
                                  Growth Fund    Agreement
                                 ------------- --------------
                   Annual Rate..     0.80%         0.85%
                   Dollar Amount    $325,121      $345,441

   RULE 12b-1 FEES AND SHAREHOLDER SERVICING FEES. The Hilliard Growth Fund has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") that allows it to pay distribution fees for the sale and distribution of its shares. The amount of the distribution fee payable under the plan is up to 0.25% for Class A shares and up to 1.00% for Class B shares. The Constellation Growth Fund may pay shareholder service fees. The Constellation Growth Fund pays service fees to Constellation Investment Distribution Company, Inc. (the "Distributor") at an annual rate not to exceed 0.25% of average daily net assets. The Distributor will, in turn, pay service providers for the services they provide. These service fees are included in the Constellation Growth Fund's "other expenses," which are subject to the expense cap or limitation noted above.

   MANAGER OF MANAGERS INVESTMENT APPROACH. The Constellation Funds and CIMCO have received an order from the Securities and Exchange Commission (the "SEC"), which will apply to the Constellation Growth Fund, permitting the Constellation Funds to operate as "manager of managers" funds. Subject to the authority of the Constellation Funds' Board of Trustees, including a majority of Trustees who are not "interested persons" of the Constellation Funds as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act," with such Trustees referred to as "Independent Trustees"), CIMCO in its capacity as investment adviser to the Constellation Funds oversees various sub-advisers ("Managers") and is responsible for recommending their hiring, termination and replacement.

   Under the proposed investment advisory agreement, CIMCO is authorized to provide Manager selection, monitoring and asset allocation services to the Constellation Growth Fund. The proposed investment advisory agreement also provides that CIMCO may enter into agreements with one or more Managers to exercise day-to-day investment discretion over all or a portion of the assets of the Constellation Growth Fund (each a "Sub-Advisory Agreement"). Each
Manager will be registered as an investment adviser under the Investment Advisers Act of 1940. CIMCO is required to perform due diligence on prospective Managers; communicate performance targets and evaluations to Managers;
supervise compliance with the Constellation Growth Fund's investment objectives and policies; continuously monitor and evaluate Managers; and recommend to the Constellations Funds' Board whether Sub-Advisory Agreements with the various Managers should be renewed, modified or terminated. CIMCO also is required to recommend to the Board of Trustees of the Constellation Funds the addition of new Managers as CIMCO deems appropriate. These new Managers could be in lieu of or in addition to existing Managers. The Managers, in turn, are responsible for continuously reviewing, supervising and administering the Constellation Growth Fund's investment programs regarding the portion of the assets assigned to them.

   By approving the proposed investment advisory agreement, Shareholders will hire CIMCO to manage the Constellation Growth Fund's assets directly and/or to hire Managers from time to time to manage some or all of the Constellation Growth Fund's assets. Shareholders will not be able to vote on the approval of any Manager that CIMCO hires or any material change to a Sub-Advisory Agreement. CIMCO will, however, provide shareholders with all the information that would be in a proxy statement within 90 days of the hiring of a new Manager. Further, CIMCO will not enter into a Sub-Advisory Agreement with any Manager that is affiliated with CIMCO unless the shareholders of the Constellation Growth Fund approve the agreement, including the compensation to be paid thereunder.

   CIMCO will have general oversight responsibility for the advisory services provided to the Constellation Growth Fund. As part of this oversight responsibility, CIMCO will recommend, if appropriate, to the Constellation Funds' Board that a change in a Manager is necessary in the best interests of the Constellation Growth Fund and its shareholders. CIMCO will evaluate a Manager based on, among other things, performance of the Constellation Growth Fund on a medium-to-long term basis in comparison to appropriate peer groups and/or benchmarks; the amount of risk taken as compared to investment returns; adherence to a given investment strategy; the resources, qualifications and expertise of the personnel of a Manager; quality of the services a Manager provides; and the rate of compensation given the services provided in comparison to similar investment firms.

   The "manager of managers" investment approach provides 3 principal benefits to shareholders. First, it will reduce fund expenses to the extent that the Constellation Growth Fund will not have to prepare and solicit proxies each and every time a Sub-Advisory Agreement is entered into or modified. Second, it will enable the Constellation Growth Fund to operate more efficiently. In particular, it will permit the Constellation

Growth Fund to hire, terminate and replace Managers more efficiently according to the judgment of the Constellation Funds' Board, Independent Trustees, and CIMCO. Third, and most important, this investment approach relieves shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of Managers.

   CIMCO has determined to hire Hilliard, the current investment adviser to the Hilliard Growth Fund, to serve as the sub-adviser to the Constellation Growth Fund. Shareholders should be aware that CIMCO, under the "manager of managers" investment approach, could recommend in the future that the Constellation Funds' Board terminate Hilliard as the sub-adviser to the Constellation Growth Fund. CIMCO has agreed that it will not introduce a proposal to terminate Hilliard as the sub-adviser for the Constellation Growth Fund for a period of 4 years except where mandated by the following fiduciary concerns: (1) entry of an order against Hilliard or any of its affiliates that disables it from serving as an investment sub-adviser to a registered investment company, (2) initiation of formal enforcement proceedings against Hilliard or any of its affiliates that appears likely to result in a significant fine or censure, (3) bankruptcy or insolvency of Hilliard or any of its affiliates, or (4) bottom quartile investment performance in each of 4 consecutive calendar quarters, as measured using a peer group agreed upon by Hilliard and CIMCO. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from recommending the termination of Hilliard in circumstances in which CIMCO would otherwise recommend the termination of Hilliard absent the agreement. CIMCO will, however, recommend that Hilliard be terminated as sub-adviser to the Constellation Growth Fund under any circumstances where its fiduciary duty to shareholders necessitates such action.

   FISCAL YEAR END AND INCOME DISTRIBUTION SCHEDULE. The Hilliard Growth Fund has a December 31 fiscal year end and distributes its income annually as a dividend to shareholders. The Constellation Growth Fund will have a September 30 fiscal year end and will also distribute its income annually as a dividend to shareholders.

   SHARE PRICE (NAV). Each class of shares of the Hilliard Growth Fund has its own NAV. The Constellation Growth Fund initially will have a single-class structure and one NAV. On the day of the reorganization, it is anticipated that the Constellation Growth Fund's NAV, the NAV of the Class A shares of the Hilliard Growth Fund and the NAV of the Class B shares of the Hilliard Growth Fund will differ. Therefore, the number of shares of the Constellation Growth Fund credited to a Shareholder's account in the reorganization will not necessarily equal the number of shares of the Hilliard Growth Fund that he or she owns at the time of the reorganization. However, the dollar value of the Constellation Growth Fund shares credited to each Shareholder's account in the reorganization will equal the dollar value of the Hilliard Growth Fund shares that he or she owns at the time of the reorganization. Any declared but undistributed dividends or capital gains will carry over in the reorganization.

   HILLIARD GROWTH FUND'S DIRECTORS AND THE CONSTELLATION FUNDS' TRUSTEES. The Hilliard Growth Fund will become a series of the Constellation Funds, if Shareholders approve the reorganization. The current directors and officers of the Hilliard Growth Fund will not serve as trustees and officers of the Constellation Funds. The individuals listed below serve as trustees and officers of the Constellation Funds. The trustees of the Constellation Funds have previously been elected or appointed. By approving the reorganization, Shareholders of the Hilliard Growth Fund will be approving the individuals listed below as trustees of the Constellation Growth Fund.

                               Term Of                           Number of
                              Office and                       Portfolios in     Other
                   Positions  Length Of                        Fund Complex   Director or
                   Held with     Time    Principal Occupation   Overseen by     Trustee
  Name and Age       Trust      Served   During Past 5 Years     Trustee+    Positions Held
  ------------    ----------- ---------- --------------------- ------------- --------------
Interested Trustees
John H. Grady/*/. Interested  N/A        President and Chief        24       N/A; Trustee,
Age: 43           Trustee and Less than  Executive Officer of                Westlakes
                  President   1 year     Constellation                       Institutional
                                         Investment                          Portfolios,
                                         Management                          Berwyn, PA
                                         Company, LP (an
                                         investment adviser).
                                         Previous positions:
                                         General Counsel,
                                         Chief Operating
                                         Officer and Chief
                                         Legal Officer,
                                         Turner Investment
                                         Partners, Inc. (an
                                         investment adviser);
                                         President, Turner
                                         Investment
                                         Distributors, Inc. (a
                                         broker-dealer);
                                         previously, Partner,
                                         Morgan, Lewis &
                                         Bockius LLP (a law
                                         firm).
Independent Trustees
Alfred C. Salvato Independent N/A        Treasurer, Thomas          24       Turner
Age: 45           Trustee     Since 2001 Jefferson University                Funds,
                                         Health Care Pension                 Berwyn, PA;
                                         Fund (a hospital                    Westlakes
                                         pension fund).                      Institutional
                                                                             Portfolios,
                                                                             Berwyn, PA

Ronald W. Filante Independent N/A        Associate Professor        24       N/A; Trustee,
Age: 57           Trustee     Since      of Finance, Pace                    Westlakes
                              Trust's    University.                         Institutional
                              inception                                      Portfolios,
                                                                             Berwyn, PA

                              Term Of                            Number of
                             Office and                        Portfolios in     Other
                  Positions  Length Of                         Fund Complex   Director or
                  Held with     Time     Principal Occupation   Overseen by     Trustee
  Name and Age      Trust      Served    During Past 5 Years     Trustee+    Positions Held
  ------------   ----------- ---------- ---------------------- ------------- --------------
Janet F. Sansone Independent N/A        Self-employed               24       Turner
Age: 57          Trustee     Less than  consultant since 1999.               Funds,
                             1 year     Previous positions:                  Berwyn, PA;
                                        Senior Vice President                Westlakes
                                        of Human Resources                   Institutional
                                        of Frontier                          Portfolios,
                                        Corporation                          Berwyn, PA
Officers
John Canning.... Vice        N/A        Senior Vice President       N/A      N/A
Age: 33          President   Less than  and Managing
                 and         1 year     Director, Fund
                 Assistant              Administration of
                 Secretary              Constellation
                                        Investment
                                        Management
                                        Company, LP.
                                        Previous positions:
                                        Sub-Advisory
                                        Institutional Service
                                        Product Manager,
                                        Turner Investment
                                        Partners, Inc.;
                                        previously, Transfer
                                        Agent Manager,
                                        Pilgrim Baxter and
                                        Associates (an
                                        investment adviser);
                                        Portfolio
                                        Implementation
                                        Analyst, SEI
                                        Investment.

                          Term Of                            Number of
                         Office and                        Portfolios in     Other
               Positions Length Of                         Fund Complex   Director or
               Held with    Time     Principal Occupation   Overseen by     Trustee
 Name and Age    Trust     Served    During Past 5 Years     Trustee+    Positions Held
 ------------  --------- ---------- ---------------------- ------------- --------------
Antoinette C.  Vice      N/A        Vice President and          N/A           N/A
 Robbins...... President Less than  Corporate Counsel of
Age: 40                  1 year     Constellation
                                    Investment
                                    Management
                                    Company, LP.
                                    Previous positions:
                                    Director of
                                    Compliance, Turner
                                    Investment Partners,
                                    Inc.; previously,
                                    Senior Gift Planning
                                    Officer, American
                                    Civil Liberties Union,
                                    2001-2002; Assistant
                                    Vice President and
                                    Counsel, Equitable
                                    Life Assurance Society
                                    of the
                                    United States

Saeed Franklin Vice      N/A        Vice President, Fund        N/A           N/A
Age: 28        President Less than  Administration of
                         1 year     Constellation
                                    Investment
                                    Management
                                    Company, LP.
                                    Previous positions:
                                    Performance Analyst,
                                    Turner Investment
                                    Partners, Inc.;
                                    Performance Analyst,
                                    ING Variable
                                    Annuities (an
                                    insurance company);
                                    Senior Fund
                                    Accountant, Bank of
                                    New York (an
                                    investment bank);
                                    Fund Accountant,
                                    PFPC Inc. (an
                                    investment
                                    management company)

                                    Term Of                            Number of
                                   Office and                        Portfolios in     Other
                        Positions  Length Of                         Fund Complex   Director or
                        Held with     Time     Principal Occupation   Overseen by     Trustee
     Name and Age         Trust      Served    During Past 5 Years     Trustee+    Positions Held
     ------------       ---------- ---------- ---------------------- ------------- --------------
Rami Livelsberger...... Vice       N/A        Vice President, Fund        N/A           N/A
Age: 29                 President  Less than  Governance of
                        and        1 year     Constellation
                        Assistant             Investment
                        Secretary             Management
                                              Company, LP.
                                              Previous positions:
                                              Compliance Officer,
                                              Legal Assistant,
                                              Turner Investment
                                              Partners, Inc.; Legal
                                              Assistant, Morgan,
                                              Lewis & Bockius
                                              LLP

Peter Golden........... Controller N/A        Director of Fund            N/A           N/A
Age: 38                 and Chief  2 years    Accounting of SEI
                        Financial             Investments. Previous
                        Officer               positions: Vice
                                              President of Fund
                                              Administration, J.P.
                                              Morgan Chase & Co.
                                              (an investment bank);
                                              Vice President, Fund
                                              and Pension
                                              Accounting, Brown
                                              Brothers Harriman
                                              (an investment bank)

Lydia A. Gavalis....... Vice       N/A        Vice President and          N/A           N/A
Age: 38                 President  4 years    Assistant Secretary of
                        and                   SEI Investments.
                        Assistant
                        Secretary

William E. Zitelli, Jr. Vice       N/A        Vice President and          N/A           N/A
Age: 35                 President  3 years    Assistant Secretary of
                        and                   SEI Investments.
                        Assistant             Previous positions:
                        Secretary             Vice President,
                                              Merrill Lynch & Co.
                                              Asset Management
                                              Group (an investment
                                              bank)

                            Term Of                          Number of
                           Office and                      Portfolios in     Other
                 Positions Length Of                       Fund Complex   Director or
                 Held with    Time    Principal Occupation  Overseen by     Trustee
  Name and Age     Trust     Served   During Past 5 Years    Trustee+    Positions Held
  ------------   --------- ---------- -------------------- ------------- --------------
Timothy D. Barto Vice       N/A       Vice President and        N/A           N/A
Age: 35          President  3 years   Assistant Secretary
                 and                  of SEI Investments.
                 Assistant            Previous positions:
                 Secretary            Associate, Dechert
                                      Price & Rhoads
                                      (a law firm).

Christine M.     Vice       N/A       Vice President and        N/A           N/A
 McCullough..... President  3 years   Assistant Secretary
Age: 42          and                  of SEI Investments.
                 Assistant            Previous positions:
                 Secretary            Associate, White
                                      and Williams LLP
                                      (a law firm).

--------
*  Mr. Grady is an "interested person" (as that term is defined in the 1940
   Act) of the Constellation Funds due to his association with CIMCO.

+ The information provided herein assumes shareholder approval of the proposals so that Constellation Growth Fund is a portfolio of the Constellation Funds.

   BOARD COMMITTEES. The Board of Directors of the Hilliard Growth Fund has established an audit committee, which is comprised of Stewart E. Conner and William A. Blodgett, Jr., each of whom is an Independent Director. The Board of Trustees of the Constellation Funds has also established an audit committee, which is comprised of Mr. Filante, Mr. Salvato and Ms. Sansone, each of whom is an Independent Trustee, and a fair value pricing committee, which includes Mr. Salvato. The Constellation Funds may establish a nominating committee in the future comprised entirely of Independent Trustees.

   COMPENSATING "INDEPENDENT" BOARD MEMBERS. Each Independent Director of the Hilliard Growth Fund receives an annual retainer of $5,000, payable quarterly. In addition, Independent Directors of the Hilliard Growth Fund receive $1,000 for each Board or committee meeting attended. Directors of the Hilliard Growth Fund are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Hilliard Growth Fund does not offer any retirement benefits for its Independent Directors.

   Each Independent Trustee of the Constellation Funds receives an annual retainer of $22,000, payable quarterly in advance. In addition, Independent Trustees of the Constellation Funds receive $2,500 for each regular or special in person board meeting and any special board meeting held by telephone where a vote is taken. The Independent Trustees receive a fee of $1,500 per audit committee attended, and the chairperson of the audit committee receives a fee of $1,000. The Independent Trustee that serves on the fair value pricing committee receives a fee of $250 per meeting. Independent Trustees of the

Constellation Funds are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Constellation Funds do not offer any retirement benefits for its Independent Trustees.

   COMPENSATING "INTERESTED" BOARD MEMBERS. The Hilliard Growth Fund does not compensate its Directors who are officers or employees of Hilliard (i.e., "interested" Directors). However, Hilliard compensates these interested Directors in their capacity as officers or employees of Hilliard. Similarly, the Constellation Funds' interested Trustees will receive no compensation from the Constellation Funds for their service in that capacity. Interested Trustees of the Constellation Funds are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Constellation Funds' officers and interested Trustees will be compensated by CIMCO or the Constellation Funds' administrator.

   PURCHASES, REDEMPTIONS, AND EXCHANGES. The following chart highlights purchase, redemption and exchange features of the Hilliard Growth Fund compared to that of the Constellation Growth Fund.

         Features            Hilliard Growth Fund    Constellation Growth Fund
         --------          ------------------------  -------------------------
 Purchases................ By telephone, internet,   By telephone, internet,
                           mail, wire or systematic  mail, wire or systematic
                           investments               investments

 Redemptions.............. By telephone, internet,   By telephone, internet,
                           mail, wire or systematic  mail, wire or systematic
                           withdrawals               withdrawals

 Exchanges................ With other Hilliard       With other Constellation
                           funds--by mail or         funds--by mail or
                           telephone                 telephone

   OTHER FUND SERVICE PROVIDERS. The primary service providers of the Hilliard Growth Fund and the Constellation Growth Fund are set forth below:

 Type of Service Provider    Hilliard Growth Fund    Constellation Growth Fund
 ------------------------  ------------------------  -------------------------
 Investment Adviser....... Hilliard                  CIMCO

 Sub-Adviser.............. None                      Hilliard

 Administrator............ Hilliard                  CIMCO

 Sub-Administrator........ None                      SEI

 Distributor.............. Hilliard                  Constellation Investment
                                                     Distribution Company,
                                                     Inc.

 Custodian................ State Street Bank and     PFPC Trust Company
                           Trust Company

 Transfer Agent........... State Street Bank and     DST Systems, Inc.
                           Trust Company

 Independent Auditor...... Deloitte & Touche LLP     To be determined*
--------
* Ernst & Young LLP ("E&Y") currently serves as the independent auditor of the Constellation Funds. As a result of an SEC order suspending E&Y from accepting audit engagements for new SEC registrant audit clients for a period of six months, E&Y cannot serve as the independent auditor of the Constellation Growth Fund at this time. It is anticipated that, on or before August 2, 2004, the Audit Committee of the Board of Trustees of the Constellation Funds and the Board of Trustees of the Constellation Funds will consider the selection of KPMG LLP ("KPMG") to serve as the independent auditor for the Constellation Funds, including the Constellation Growth Fund, for the fiscal year ending September 30, 2004.

   CALCULATING NAV. The Hilliard Growth Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern
Time). The Constellation Growth Fund will calculate its NAV at the same time.

   STATE OF ORGANIZATION. The Constellation Funds is organized as a business trust under Delaware law. The Hilliard Growth Fund is organized as a corporation under Maryland law.

   DIFFERENCES IN GOVERNING LAWS AND ORGANIZATIONAL DOCUMENTS. The following is a summary of certain differences between and among the applicable laws of Delaware and the Declaration of Trust and By-laws of the Constellation Funds and the applicable laws of Maryland and the Articles of Incorporation and By-laws of the Hilliard Growth Fund. It is not a complete list of the differences.

   Limitation of Liability. Delaware law contains favorable limitations on shareholder and trustee liability for obligations of a business trust, and provides for indemnification out of trust property for any shareholder or trustee that may be held personally liable for the obligations of the trust. Further, under the By-laws of the Constellation Funds, such indemnification extends to any person who is or was a trustee, officer, employee or other agent of the Constellation Funds or is or was serving at the request of the Constellation Funds as a trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a trustee, director, officer or an employee or agent of a foreign or domestic corporation that was a predecessor of another enterprise at the request of such enterprise.

   Under the Maryland General Corporation Law, directors are immune from liability to the extent that they perform their duties as directors in good faith, in a manner that the directors reasonably believe to be in the best interests of the corporation; and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Under Maryland law, shareholders of a Maryland corporation are not personally liable for the actions, obligations or affairs of the corporation. In addition, the Hilliard Growth Fund's Articles of Incorporation also contain an express provision limiting the liability of the Directors (except as otherwise prohibited by the 1940 Act or by reason of a director's willful misfeasance, bad faith, gross negligence or reckless disregard of the director's duties) and provides for indemnification of the directors to the fullest extent permitted by the Maryland General Corporation Law.

   Removing Trustees. Under the Constellation Funds' Declaration of Trust, shareholders may remove a trustee by a vote of two-thirds of the Trust's outstanding shares. Under the Hilliard Growth Fund's Articles of Incorporation, shareholders holding a majority of the outstanding shares of the corporation may remove a director.

   Shareholder Meetings. The Constellation Funds' Declaration of Trust and By-Laws do not specifically authorize shareholders to call a special shareholder's meeting. Under the Hilliard Growth Fund's By-Laws, the corporation generally is not required to hold an annual meeting; however, the secretary of the corporation is required to call a special shareholder meeting for purposes of considering the replacement of a director on the written request of shareholders owning at least 10% of the outstanding shares of the Hilliard Growth Fund. In addition, under Maryland law, the secretary of the corporation is required to call a special shareholder meeting on the written request of shareholders owning at least 25% of the outstanding shares of the Hilliard Growth Fund; however, the shareholders would be required to pay for the cost associated with the notice of such a meeting.

   Quorum. At any meeting of shareholders, under the Constellation Funds' Declaration of Trust, 40% of the shares entitled to vote constitutes a quorum at a shareholder's meeting, except when a larger quorum is required by applicable law. Under the Hilliard Growth Fund's Articles of Incorporation, shareholders representing one-third of the shares entitled to vote constitute a quorum at a shareholder's meeting.

   Reorganizing/Merging a Fund. Under the Constellation Funds' Declaration of Trust, the trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 14, 1998 without shareholder approval. The Hilliard Growth Fund's Articles of Incorporation and By-Laws do not provide directors a similar power. Maryland law, however, provides that the assets of an open-end fund may be sold without a shareholder vote.

   Amending the Organizational Document. Under the Constellation Trust's Declaration of Trust, the trustees may amend the declaration of trust without shareholder approval. Under Maryland law, a shareholder vote is required to amend a corporation's Articles of Incorporation with few exceptions.

PROPOSAL TWO: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH CIMCO

   CURRENT INVESTMENT ADVISORY ARRANGEMENTS WITH HILLIARD.   Hilliard has
served as the investment adviser of the Hilliard Growth Fund, since January 2, 1992, when Hilliard, as the sole shareholder of the Hilliard Growth Fund, executed the initial investment advisory agreement. The investment advisory agreement between Hilliard and the Hilliard Growth Fund was revised on December 1, 1998, to reflect the merger of Hilliard's corporate parent with PNC Bank Corp.

   Under the terms of the current investment advisory agreement (the "Hilliard Advisory Agreement"), Hilliard is responsible for (1) providing the Hilliard Growth Fund with investment research, advice and supervision, (2) furnishing an investment program for the Hilliard Growth Fund consistent with its investment objectives and policies, and (3) determining what securities will be purchased, held and sold for the Hilliard Growth Fund, subject to (i) the provisions of the Fund's Articles of Incorporation and Bylaws, (ii) the 1940 Act, and (iii) the investment objectives, policies and restrictions of the Hilliard Growth Fund.

   Subject to the general supervision of the Hilliard Growth Fund's Board of Directors, Hilliard also provides certain administrative services to the Hilliard Growth Fund under the Hilliard Advisory Agreement. Hilliard provides, to the extent not required to be provided by others pursuant to the custodian agreement or transfer agent agreement, (1) supervisions of all aspects of the Hilliard Growth Fund's operations not directly performed by Hilliard; (2) personnel to perform such executive, administrative and clerical services reasonably necessary to provide effective administration of the Hilliard Growth Fund; (3) the arrangement of, at the Hilliard Growth Fund's expense, (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing stockholders, and (c) periodic updating of the Hilliard Growth Fund's prospectus and statement of additional information and the preparation of reports filed with the SEC and other regulatory authorities; and
(4) office space, office equipment and services including telephone service, heat, utilities, stationery and office supplies. Hilliard also maintains and preserves all books and records with respect to the Hilliard Growth Fund's securities transactions. In addition, Hilliard keeps the Hilliard Growth Fund informed of developments that materially affect the Fund's portfolio and provides the Hilliard Growth Fund with statistical or other information it may reasonably request with respect to its investments.

   The Hilliard Advisory Agreement provides that Hilliard shall not be protected against any liability to the Hilliard Growth Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

   The Hilliard Advisory Agreement is terminable at any time on 60 days' written notice without penalty by the Board of Directors of the Hilliard Growth Fund or by vote of a majority of the outstanding shares of the Hilliard Growth Fund. The Hilliard Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

   PROPOSED INVESTMENT ADVISORY ARRANGEMENTS WITH CIMCO. If the Shareholders approve the proposed investment advisory agreement, CIMCO will serve as the Constellation Growth Fund's investment adviser under an investment advisory agreement with the Constellation Funds. Under the agreement, CIMCO will have general responsibility for the management of the Constellation Growth Fund. As the Constellation Growth Fund's investment adviser, CIMCO will oversee Hilliard's, and any other sub-adviser's, activities with respect to the Constellation Growth Fund and will monitor each sub-adviser's compliance with the Constellation Growth Fund's investment policies, guidelines and restrictions. If the Shareholders approve the proposed investment advisory agreement, CIMCO, subject to the supervision and approval of the Board, will be able to hire, terminate or replace investment sub-advisors for the Constellation Growth Fund without shareholder approval.

   ABOUT CIMCO. CIMCO, an SEC-registered investment adviser, located at 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, serves as the investment adviser to the Constellation Funds. CIMCO (formerly known as Concentrated Capital Management L.P.) was formed on or about September 1, 2000 as a Pennsylvania limited partnership. CIMCO was recapitalized and underwent a change of control as of March 1, 2004. Constellation Holdings LLC (formerly CCM Holdings, Inc.) is the general partner of CIMCO. As the general partner, Constellation Holdings LLC controls CIMCO. Constellation Holdings LLC is a sole member limited liability company controlled by John H. Grady, the President and Chief Executive Officer of CIMCO. The limited partners of CIMCO are Constellation Holdings II, L.P. and the Emerging Growth Equities Investors Group.

   Listed below is the name, address and beneficial owners of each parent of CIMCO (each a "CIMCO Parent").

           Name                      Role                    Address
           ----            ------------------------- ------------------------
 Constellation Holdings
   LLC.................... General Partner of CIMCO; 7700 St. Martins Lane
                           1% ownership interest     Philadelphia, PA

 Constellation Holdings
   II, L.P................
                                                     1205 Westlakes
                           Limited Partner of CIMCO; Drive, Suite 280 Berwyn,
                           59% interest in CIMCO     PA 19312

 The Emerging Growth                                  c/o Emerging
   Equities Investors                                Growth Equities,
   Group..................                           Ltd. Parkview Tower 1150
                                                     First Ave., Suite
                           Limited Partner of CIMCO; 60 King of Prussia, PA
                           41% interest in CIMCO     19406

   Listed below are the names and principal occupations of each of the directors and the principal executive officers of CIMCO. The principal business address of each director and principal executive officer, as it relates to their duties at CIMCO, is 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312.

                     Name                 Position with CIMCO
                     ----           -------------------------------
            John H. Grady.......... President and Chief Executive
                                    Officer

            Francis J. McAleer, Jr. Executive Vice President,
                                    Distribution

            John J. Canning........ Vice President and Managing
                                    Director, Fund Administration

            Antoinette C. Robbins.. Vice President and Corporate
                                    Counsel

            Saeed Franklin......... Vice President, Fund
                                    Administration

            Rami Livelsberger...... Vice President, Fund Governance

   No director or officer of the Hilliard Growth Fund has any ownership interest or has any other material direct or indirect interest in CIMCO or any person controlling, controlled by or under common control with CIMCO. No director or officer of the Hilliard Growth Fund has any material interest, direct of indirect, in any material transactions since October 1, 2002, or in any material proposed transactions, to which CIMCO, a CIMCO Parent, any subsidiary of CIMCO, or any subsidiary of a CIMCO Parent was or is a party, other than matters described in the Proxy Statement.

   As of May 10, 2004, CIMCO had approximately $1.3 billion of assets under management. CIMCO currently serves as the investment advisor to the following funds having a similar investment objective as the Hilliard Growth Fund and Constellation Growth Fund. The information provided below is for the 2003 fiscal year.

                                                  Performance               Advisory
                                    Base Advisory Adjustment  Advisory Fees   Fees
       Fund Name        Asset Size       Fee         Rate         Paid       Waived
       ---------        ----------- ------------- ----------- ------------- --------
Constellation Sands
  Capital Select Growth
  Fund................. $43,878,000     0.85%       +/-0.15%    $204,967    $102,912

Constellation Pitcairn
  Diversified Growth
  Fund................. $95,724,000     0.70%       +/-0.10%    $461,482    $125,125

   ABOUT THE PROPOSED INVESTMENT ADVISORY AGREEMENT. The proposed investment advisory agreement between CIMCO and the Constellation Funds is similar to the Hilliard Advisory Agreement except that, under the investment advisory agreement between CIMCO and the Constellation Funds, the investment advisory fee is performance adjusted. Under the proposed investment advisory agreement between CIMCO and the Constellation Funds, the investment advisory fee is performance adjusted. Under the investment advisory agreement and subject to the direction of the Constellation Funds' Board of Trustees, CIMCO will have general responsibility for the management of the Constellation Funds. As the Constellation Funds' investment adviser, CIMCO will oversee each sub-adviser's sub-advisory activities with respect to the Constellation Growth Fund and will monitor each sub-adviser's compliance with the Constellation Growth Fund's investment policies, guidelines and restrictions.

   As discussed above, the rate of the base investment advisory fee to be paid to CIMCO by the Constellation Growth Fund will be less than the rate of the advisory fee currently charged by Hilliard under the Hilliard Advisory Agreement. However, beginning 12 months after the date of the reorganization, the advisory fee will be subject to adjustment, up or down, based on the Constellation Growth Fund's performance relative to the performance of the Russell 1000 Growth Index. When the performance adjustment is applied, the minimum advisory fee will be 0.65% and the maximum advisory fee will be 0.85%. CIMCO will, in turn, pay sub-advisory fees to Hilliard from its advisory fee.

   The proposed investment advisory agreement will become effective with respect to the Constellation Growth Fund on the closing date of the reorganization and will continue in effect for a period of up to two years from such closing date. Thereafter, the agreement will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (1) the Constellation Funds' Trustees or (2) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Constellation Funds, provided that in either event the continuance also is approved by the vote of a majority of the Constellation Funds' Trustees who are not "interested persons" (as defined in the 1940 Act) of the Constellation Funds or of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The agreement will be terminable with respect to the Constellation Growth Fund, without penalty, on 60 days' written notice by CIMCO, by the Constellation Funds' Trustees, or by vote of holders of a majority of the Constellation Growth Fund's shares. CIMCO will be able to terminate the agreement, without penalty, on 60 days' written notice. The agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

   Under the proposed investment advisory agreement, neither CIMCO nor its officers, directors, employees or agents or controlling persons would be liable for any error of judgment or mistake of law, or for any loss suffered by the Constellation Funds and/or the Constellation Growth Fund in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CIMCO in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

   The Hilliard Advisory Agreement has a similar standard of care. Under that agreement, Hilliard would not be liable for any error of judgment or mistake of law or for any loss suffered by the Hilliard Growth Fund in connection with the matters to which the Hilliard Advisory Agreement relates, except Hilliard would be liable (1) for a loss resulting from a breach of its fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the 1940 Act or (2) for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard of, its obligations and duties under the Hilliard Advisory Agreement.

   This description of the terms of the proposed investment advisory agreement is only a summary. This description of the proposed investment advisory agreement is qualified in its entirety by reference to the form of the proposed investment advisory agreement in Exhibit C.

PROPOSAL THREE: TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CIMCO AND HILLIARD

   SUB-ADVISORY ARRANGEMENTS WITH HILLIARD. If the Shareholders approve the proposed investment sub-advisory agreement, Hilliard will serve as the Constellation Growth Fund's sub-adviser under an investment sub-advisory agreement with CIMCO. Under the proposed sub-advisory agreement, Hilliard will be responsible for the day-to-day management of the Constellation Growth Fund's portfolio.

   ABOUT HILLIARD. Hilliard, the investment adviser to the Hilliard Growth Fund, is located at Hilliard Lyons Center, Louisville, Kentucky 40202. Hilliard is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue,

Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, Hilliard has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard also serves as investment adviser to Hilliard-Lyons Government Fund, Inc., an open-end money market fund with assets as of December 31, 2003 of approximately $1.5 billion. In addition, another division of Hilliard serves as investment adviser to Senbanc Fund, an open-end banking-sector fund with assets as of December 31, 2003 of approximately $175 million. As of December 31, 2003, Hilliard and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $3.1 billion.

   Listed below are the names and principal occupations of each of the directors and the principal executive officers of Hilliard. The principal business address of each director and principal executive officer, as it relates to their duties at Hilliard, is Hilliard Lyons Center, Louisville, Kentucky 40202.

                        Name             Position with Hilliard
                        ----            ------------------------
              James R. Allen........... Chairman and Chief
                                        Executive Officer

              James M. Rogers.......... Executive Vice
                                        President, Chief
                                        Operating Officer and
                                        Director

              Raul J. Moretti.......... Executive Vice President
                                        and Chief Financial
                                        Officer

              Kenneth L. Wagner........ Senior Vice President
                                        and Secretary

              John R. Bugh............. Executive Vice President
                                        and Director of Branch
                                        Administration

              Carmella R. Miller....... Executive Vice
                                        President, Chief
                                        Administrative Officer
                                        and Director

              Thomas K. Whitford....... Director, Executive Vice
                                        President and Chief Risk
                                        Officer - PNC Financial
                                        Services Group, Inc.

              William S. Demchak....... Director Vice Chairman
                                        and Chief Finance
                                        Officer - PNC Financial
                                        Services Group, Inc.

              Joseph C. Guyaux......... Director President - PNC
                                        Financial Services
                                        Group, Inc.

              Joan L. Gulley........... Director Chief Executive
                                        Officer - PNC Advisors

              Michael N. Harreld....... Director Regional
                                        President - PNC
                                        Financial Services
                                        Group, Inc.

   No director or officer of the Hilliard Growth Fund has any ownership interest or has any other material direct or indirect interest in Hilliard or any person controlling, controlled by or under common control with Hilliard. No director or officer of the Hilliard Growth Fund has any material interest, direct or indirect, in any material transactions since January 1, 2003, or in any material proposed transactions, to which Hilliard, a parent of Hilliard (a "Hilliard Parent"), any subsidiary of Hilliard, or any subsidiary of a Hilliard Parent was or is a party, other than matters described in the Proxy Statement.

   ABOUT THE HILLIARD SUB-ADVISORY AGREEMENT. Hilliard currently serves as the investment adviser to the Hilliard Growth Fund. Under the proposed investment sub-advisory agreement between CIMCO and Hilliard, Hilliard will continue to provide day-to-day investment management services to the newly-formed Constellation Growth Fund.

   The proposed investment sub-advisory agreement between CIMCO and Hilliard is similar to the current investment advisory agreement between Hilliard and the Hilliard Growth Fund. The principal difference between these agreements is the compensation structure. In the advisory agreement with the Hilliard Growth Fund, Hilliard receives a fee directly from the Hilliard Growth Fund. Under the proposed investment sub-advisory agreement, Hilliard will receive a fee from CIMCO, subject to a performance fee adjustment. The rate of the fee to be paid to Hilliard under the proposed investment sub-advisory agreement will be lower than the rate of the advisory fee paid to Hilliard because Hilliard will not be responsible under the proposed investment sub-advisory agreement for providing certain services to the Constellation Growth Fund that it is required to provide to the Hilliard Growth Fund under the current advisory agreement. CIMCO will be responsible for providing these services the proposed investment advisory agreement.

   Under the proposed investment sub-advisory agreement, Hilliard will have administrative responsibilities with regard to the Constellation Growth Fund. Hilliard will maintain and preserve all books and records with respect to transactions involving the portfolio securities. Hilliard will also provide to CIMCO or the Constellation Funds' Board of Trustees periodic and special reports, balance sheets or financial information, and any other information relating to the Constellation Growth Fund that is required to be filed by CIMCO or the Constellation Funds with the SEC or sent to shareholders. Hilliard will also provide the Constellation Growth Fund's custodian on each business day with information relating to all transactions concerning the portfolio securities and will provide CIMCO with such information upon request.

   Under the proposed investment sub-advisory agreement, the annual rate of the base investment sub-advisory fee to be paid to Hilliard by CIMCO at various asset levels is set forth below:

  0.60%on the first $40 million of assets
   0.50% on the next $110 million of assets
   0.45% on assets in excess of $150 million

   The base investment sub-advisory fee is subject to a performance adjustment based on the Constellation Growth Fund's performance relative to the performance of the Russell 1000 Growth Index. The rate of the investment sub-advisory fee may increase or decrease, depending on the Constellation Growth Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the investment sub-advisory fee, with the applicable performance adjustment that Hilliard would receive based on the Constellation Growth Fund's performance as compared to its benchmark index, the Russell 1000 Growth Index, over the performance period:

      If the Fund:         base fee increases by:         If the Fund:         base fee decreases by:
      ------------        ------------------------  ------------------------  ------------------------
Outperforms the Index by                            Underperforms the Index
3.01% or more............          0.075%           by 3.01% or more.........          0.075%
Outperforms the Index by                            Underperforms the Index
3.00% or less............          0.000%           by 3.00% or less.........          0.000%

   The proposed investment sub-advisory agreement between Hilliard and the Constellation Funds will become effective as of the closing date of the reorganization and will continue in effect for a period of up to two years from such closing date. Thereafter, the proposed investment sub-advisory agreement will continue automatically with respect to the Constellation Growth Fund for successive annual periods, provided such continuance is specifically approved at least annually by: (1) the Board of Trustees of the Constellation Funds or
(2) a vote of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Constellation Growth Fund, provided that in either event the continuance also is approved by the vote of a majority of the Constellation Funds' trustees who are not "interested persons" (as defined in the 1940 Act) of the Constellation Funds or of any party to the proposed investment sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval.

   The proposed investment sub-advisory agreement is terminable at any time, without the payment of any penalty, (1) by the Constellation Growth Fund, by the vote of a majority of Trustees of the Constellation Funds, or by vote of holders of a majority of the Constellation Growth Fund's shares, (2) by CIMCO on not more than 60 days' nor less than 30 days' written notice to Hilliard, and (3) by Hilliard on 90 days' written notice to CIMCO. The proposed investment sub-advisory agreement will terminate automatically 5 business days after Hilliard receives written notice of termination of the advisory agreement between the Constellation Funds and CIMCO. The proposed investment sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act) or termination of CIMCO's advisory agreement with the Constellation Funds.

   Pursuant the proposed investment sub-advisory agreement, Hilliard would be required to indemnify CIMCO for losses arising from Hilliard's performance as the sub-adviser to the Constellation Growth Fund but Hilliard's obligation to indemnify CIMCO would be reduced to the extent that the loss was caused by or directly related to CIMCO's, or any other sub-adviser's, willful misfeasance, bad faith or negligence, or the reckless disregard of its duties under the proposed investment sub-advisory agreement.

   This description of the terms of the proposed investment sub-advisory agreement is only a summary. This description of the proposed investment sub-advisory agreement is qualified in its entirety by reference to the form of the proposed investment sub-advisory agreement in Exhibit D.

CONSIDERATIONS AND RECOMMENDATIONS OF THE BOARD OF DIRECTORS

   At a special meeting of the Hilliard Growth Fund's Board of Directors held on July 12, 2004, the Board of Directors, including the Independent Directors, unanimously approved the Reorganization Agreement and the transactions contemplated by the Reorganization Agreement, including the proposed investment advisory agreement and investment sub-advisory agreements. The Independent Directors also separately considered the transaction at a special meeting held on July 2, 2004 and retained an independent financial services industry consultant to assist them in evaluating the transaction.

   Board Evaluation of the Reorganization. The Board of Directors unanimously determined that the reorganization was in the Hilliard Growth Fund's best interest and that the interests of the Hilliard Growth Fund's existing shareholders would not be diluted as a result of the reorganization. The Board of Directors obtained from Hilliard and CIMCO such information as it deemed reasonably necessary to make these determinations. Representatives of Hilliard and CIMCO provided certain materials and information to the Board of Directors setting forth reasons favoring the reorganization, together with supporting documentation for the reorganization.

   The Board of Directors considered a variety of factors related to the reorganization, including, but not limited to:

    (i)the fact that the reorganization is expected to benefit Hilliard Growth Fund shareholders from a fee perspective, due to the absence of front-end and deferred sales charges applicable to the Constellation Growth Fund;

   (ii)comparative fees and expenses, including the effect of the performance fee adjustment, and the fact that, for at least three years following the reorganization, the Constellation Growth Fund's total expense ratio will be lower than the current total expense ratio of each class of shares of the Hilliard Growth Fund;

  (iii)the anticipated economies of scale for the Hilliard Growth Fund and expected benefits to shareholders from CIMCO's operational and service capabilities;

   (iv)the terms and conditions of the reorganization;

    (v)the potential benefits to the shareholders of the Hilliard Growth Fund from access to the distribution network and capabilities of CIMCO;

   (vi)the future prospects of the Hilliard Growth Fund if the Reorganization were not effected;

  (vii)the fact that the Constellation Growth Fund will have the same or substantially similar investment objectives, strategies, policies and restrictions as the Hilliard Growth Fund, except the Constellation Growth Fund will have a fundamental investment policy that will require it to invest at least 80% of its net assets in common stocks of U.S. companies with market capitalizations in excess of $5 billion;

 (viii)the service features available to shareholders of the Hilliard Growth Fund and the Constellation Fund;

   (ix)the background, business plan, compliance procedures and resources of CIMCO;

    (x)that Hilliard will continue to provide portfolio management services to the Hilliard Growth Fund by serving as the sub-adviser to the Constellation Growth Fund;

   (xi)that the expense of the reorganization will not be borne by shareholders of the Hilliard Growth Fund or the Constellation Growth Fund;

  (xii)that the reorganization would not result in the recognition of any gain or loss for federal income tax purposes to the Hilliard Growth Fund or its Shareholders; and

 (xiii)alternatives to the reorganization.

   The Board of Directors also discussed the qualifications and responsibilities of the Constellation Funds' proposed Chief Compliance Officer and information regarding the market plan for Constellation Growth Fund. They also noted that shareholders of the Hilliard Growth Fund would receive waivers of any sales load imposed by the Constellation Growth Fund in the future.

   In addition, the Board of Directors reviewed a memorandum prepared by legal counsel to the Independent Directors of the Hilliard Growth Fund that summarizes the Board's responsibilities in considering the reorganization.

   Board Evaluation of Proposed Investment Advisory Agreement. The Board of Directors of the Hilliard Growth Fund, including the Independent Directors, determined that the proposed investment advisory agreement with CIMCO is fair and reasonable and in the best interest of Shareholders. The Directors recommended that Shareholders approve the proposed investment advisory agreement on the basis of the following considerations, among others:

      (i) information regarding the personnel and operations of CIMCO, including information about CIMCO provided by an independent financial services industry consultant;

      (ii) comparative advisory fees and the proposed performance-based adjustment; and

      (iii) the fact that Hilliard would continue to serve as the subadvisor to the Constellation Growth Fund and the continuity of the investment advisory personnel who provide portfolio management services.

   The Board of Directors also noted that the base advisory fee was proposed to decrease from 0.80% for the Hilliard Growth Fund to 0.75% for the Constellation Growth Fund, and after the performance adjustment is in effect, the Constellation Growth Fund would pay a minimum advisory fee of 0.65% and a maximum advisory fee of 0.85%.

   Accordingly, after consideration of the above and such other factors and information deemed relevant, the Board of Directors, including the Independent Directors, approved the proposed investment advisory agreement and voted to recommend its approval to the Shareholders.

   Board Evaluation of Proposed Investment Sub-Advisory Agreement. The Board of Directors of the Hilliard Growth Fund, including the Independent Directors, determined that the proposed investment sub-advisory agreement between CIMCO and Hilliard is fair and reasonable and in the best interest of Shareholders. The Directors recommended that Shareholders approve the proposed investment sub-advisory agreement on the basis of the services to be provided by Hilliard under the agreement, the proposed sub-advisory fees, including the performance adjustment, and other terms of the agreement. Accordingly, after consideration of the above and such other factors and information deemed relevant, the Board of Directors, including the Independent Directors, approved the proposed investment sub-advisory agreement and voted to recommend its approval to the Shareholders.

   Board Recommendations. Based on the review of such materials, information, supporting documentation, and legal memorandum and the considerations described above, the Board of Directors unanimously determined to recommend that the Hilliard Growth Fund shareholders approve the reorganization, the proposed investment advisory agreement and the proposed investment sub-advisory agreement.

GENERAL INFORMATION ABOUT THE HILLIARD GROWTH FUND AND OTHER MATTERS

   DIRECTORS AND OFFICERS. Information about the Hilliard Growth Fund's current Directors and officers, including their names, positions with the Hilliard Growth Fund, and association with Hilliard is set forth below.

                                           Position with the
                        Name              Hilliard Growth Fund
                        ----            ------------------------
              William A. Blodgett, Jr.. Independent Director Brown-Forman Corporation
              850 Dixie Highway
              Louisville, Kentucky
                40210

              Stewart E. Conner........ Independent Director
              Wyatt Tarrant & Combs
              2800 Citizens Plaza
              Louisville, Kentucky
                40202

              James R. Allen *......... Interested Director and
              Hilliard Lyons Center     President
              Louisville, Kentucky
                40202

              Joseph C. Curry, Jr...... Vice President and
              Hilliard Lyons Center     Treasurer
              Louisville, Kentucky
                40202

              Timothy P. Riordan....... Secretary
              Hilliard Lyons Center
              Louisville, Kentucky
                40202

              Dianna P. Wengler........ Assistant Secretary
              Hilliard Lyons Center
              Louisville, Kentucky
                40202
--------
* Mr. Allen is an Interested Director because he is the Chief Executive Officer and Chairman of Hilliard, which is the Distributor and Administrator and of which the Adviser is a division.

   ADVISER, DISTRIBUTOR AND ADMINISTRATOR. Hilliard, Hilliard Lyons Center, Louisville, Kentucky 40202, serves as the investment adviser, distributor and administrator to the Hilliard Growth Fund.

   5% SHAREHOLDERS. As of May 31, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Hilliard Growth Fund, were beneficial owners of 5% or more of the shares of the Hilliard Growth Fund. The Hilliard Growth Fund believes that the shares referred to below were held in accounts for plan participants.

  Name and Address of Shareholder    Number of Shares & Class Percentage of Class
  -------------------------------    ------------------------ -------------------
J.J.B. Hilliard, W.L. Lyons, Inc.... 250,242.897              19.4%
Employees Profit Sharing Plan Fund D
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760

   SECURITY OWNERSHIP OF MANAGEMENT. As of May 31, 2004, the following persons were the only directors and executive officers of the Hilliard Growth Fund who were record owners or, to the knowledge of the Hilliard Growth Fund, were beneficial owners of the shares of the Hilliard Growth Fund. As of May 31, 2004, the Hilliard Growth Fund's Directors and officers owned 0.70 % of the Class A shares and 0.00 % of the Class B shares of the Hilliard Growth Fund.

Name and Address of Shareholder Class of Shares Number of Shares Percentage of Class
------------------------------- --------------- ---------------- -------------------
  William A. Blodgett, Jr......     Class A        2,350.767            0.20%
  Brown-Forman Corporation
  850 Dixie Highway
  Louisville, Kentucky 40210

  Stewart E. Conner............     Class A          312.765            0.02%
  Wyatt Tarrant & Combs
  2800 Citizens Plaza
  Louisville, Kentucky 40202

  James R. Allen...............     Class A        6,239.617            0.50%
  Hilliard Lyons Center
  Louisville, Kentucky 40202

   ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. Hilliard and CIMCO will bear the costs of any adjourned sessions. The persons named as proxies will vote any proxies that they are entitled to vote for the proposal in favor of an adjournment.

   VOTING DETAILS. Each share of the Hilliard Growth Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held. Any Shareholder who submits a proxy may revoke it at any time before it is exercised by submitting to the Hilliard Growth Fund a specific written notice of revocation.

   For each class of shares of the Hilliard Growth Fund, the presence in person or by proxy of shareholders of that class entitled to cast at least one-third of the votes eligible to be cast by that class constitutes a quorum as to that class for purposes of the Meeting.

   Each class of shares of the Hilliard Growth Fund will vote separately on the proposed reorganization. For each class of shares of the Hilliard Growth Fund, the affirmative vote of a majority of the total number of shares of that class is required to approve the proposed reorganization.

   The share classes of the Hilliard Growth Fund will vote together on the proposed investment advisory agreement with CIMCO and the proposed investment sub-advisory agreement with Hilliard. The affirmative vote of a "majority of the outstanding shares" of the Hilliard Growth Fund is required to approve the proposed investment advisory agreement and the proposed investment sub-advisory agreement. For purposes of these proposals, the vote of a "majority of the outstanding shares" of the Hilliard Growth Fund means the vote (A) of 67% or more of the shares present at the Meeting, if the holders of more that 50% of the outstanding shares of the Hilliard Growth Fund are present or represented by proxy; or (B) of more than 50% of the outstanding shares of the Hilliard Growth Fund, whichever is the less.

   Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will have the effect of a negative vote.

   SHAREHOLDER PROPOSALS. The Hilliard Growth Fund is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Hilliard Growth Fund c/o Hilliard Lyons Asset Management, Hilliard Lyons Center, Louisville, Kentucky 40202. If the Shareholders approve the reorganization, the Hilliard Growth Fund will be dissolved and no subsequent shareholder meetings will be held.

   OTHER MATTERS. The Board of Directors of the Hilliard Growth Fund knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

   Shareholders are urged to complete, sign and date the enclosed proxy card and return it promptly. No postage is required if mailed in the United States. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to use these methods of voting.

                                   EXHIBIT A

                              CIMCO ADVISED FUNDS

Constellation Funds:

   Constellation Clover Large Cap Value
   Constellation Clover Core Value
   Constellation Clover Small Cap Value
   Constellation HLAM Large Cap Value
   Constellation Chartwell Short Duration
   Constellation Chartwell Ultra Short Duration
   Constellation Chartwell High Yield
   Constellation Strategic Value and High Income
   Constellation TIP Financial Services
   Constellation TIP Tax Managed US Growth
   Constellation TIP Healthcare and Biotechnology
   Constellation TIP Small Cap Value Opportunities
   Constellation TIP Target Select

Registration statements have been filed with the Securities and Exchange
  Commission for the following additional series of the Constellation Funds:

   Constellation Pitcairn Diversified Growth
   Constellation Pitcairn Diversified Value
   Constellation Pitcairn Select Value
   Constellation Pitcairn Family Heritage
   Constellation Pitcairn Small Cap
   Constellation Pitcairn Taxable Bond
   Constellation Pitcairn Tax-Exempt Bond
   Constellation Sands Capital Select Growth
   Constellation International Equity
   Constellation Clover Income Plus

                                   EXHIBIT B

                     AGREEMENT AND PLAN OF REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION dated as of July 19, 2004 (the "Agreement"), by and between Hilliard Lyons Growth Fund, Inc. (the "Acquired Fund"), a Maryland corporation, and Constellation Funds, a Delaware business trust, acting for itself and on behalf of Constellation HLAM Large Cap Quality Growth Fund (the "Acquiring Fund").

   WHEREAS, the Acquired Fund was incorporated on September 5, 1991 under Maryland law as a corporation and is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Acquired Fund has authority to issue one hundred and fifty million shares of capital stock of the par value of one-tenth of one cent ($.001) per share of which seventy-five million shares are designated as Class A shares and seventy-five million are designated as Class B shares.

   WHEREAS, Constellation Funds was organized on October 25, 1993 under Delaware law as a business trust and is an open-end management investment company registered under the 1940 Act. Constellation Funds has authorized capital consisting of an unlimited number of units of beneficial interest with no par value. The Acquiring Fund is a series of Constellation Funds.

   NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the delivery of Class I units of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") to the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the holders of Class A shares of common stock of the Acquired Fund and the holders of Class B shares of common stock of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in connection with the liquidation of the Acquired Fund. The parties hereto covenant and agree as follows:

   1. Plan of Reorganization. At the Effective Time (as defined in Section 13 of this Agreement), the Acquired Fund will assign, deliver, and otherwise transfer all of its assets (as defined in Section 2 of this Agreement) and good and marketable title thereto and assign all of its liabilities (as defined in Section 3 of this Agreement) to the Acquiring Fund, free and clear of all liens and encumbrances except as provided in this Agreement, and the Acquiring Fund shall acquire all such assets and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) having an aggregate net asset value equal to the net value of the assets of the Acquired Fund. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations, and duties of the

Acquired Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

   2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund and allocated thereto (the "Acquired Assets") shall include, without limitation, all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) as set forth in the statement of assets and liabilities described in Section 14 below (the "Final Statement of Assets and Liabilities"), as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund, and other property owned by the Acquired Fund at the Effective Time. Attached to this Agreement as Exhibit 2 is a statement of asset and liabilities dated within 5 days of the date of this Agreement (the "Preliminary Statement of Assets and Liabilities.")

   3. Assumption of Liabilities. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on the Final Statement of Assets and Liabilities, and all other liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise, of the Acquired Fund.

   4. Liquidation and Dissolution of the Acquired Fund. The Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for their respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in value to the Acquired Fund Shares held by that shareholder. Such liquidation and distribution will be accomplished by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Acquiring Fund Shares due such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. As soon as practicable after the Effective Time, any and all steps as shall be necessary and proper to effect a complete termination and dissolution of the Acquired Fund shall be taken in accordance with Maryland law and other applicable requirements.

   5. Valuation.

      (a) The value of the Acquired Assets shall be the value computed as of 4:00 p.m. Eastern Time on the Closing Date (as defined in Section 13 of this Agreement), using the valuation procedures in the then-current prospectus and statement of additional information of the Acquired Fund and valuation procedures established by the Board of Trustees of the Constellation Funds.

      (b) The net asset value of a Class I share of the Acquiring Fund shall be the net asset value per share computed with respect to that class as of 4:00 p.m. Eastern Time on the Closing Date, using the valuation procedures set forth in the Acquiring

   Fund's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund's Board of Trustees of the Constellation Funds.

      (c) The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets shall be determined, with respect to each class of shares of the Acquired Fund, by dividing the value of the net assets attributable to that class, determined using the same valuation procedures referred to in paragraph 5(a), by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 5(b).

   6. Representations and Warranties of the Acquiring Fund. Constellation Funds, acting for itself and on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) Organization, Existence, etc. Constellation Funds is a business trust duly organized, validly existing and in good standing under the laws of Delaware and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a duly organized and validly existing series of Constellation Funds.

      (b) Registration as Investment Company. Constellation Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

      (c) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the reorganization have been duly authorized and upon consummation of the reorganization will be validly issued, fully paid, and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

      (d) Commencement of Operations. The Acquiring Fund has not yet commenced operations and will not commence operations until after the Effective Time. Prior to the Effective Time, the Acquiring Fund will have no assets, liabilities or shareholders except as previously disclosed to the Acquired Fund.

      (e) Authority Relative to this Agreement. Constellation Funds, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by the Constellation Funds Board of Trustees, and no other proceedings by the Acquiring Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated herein. Constellation Funds, on behalf of the Acquiring Fund, is not a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement. This Agreement constitutes a valid and binding obligation of Constellation Funds on behalf of the Acquiring Fund, enforceable against Constellation Funds in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

      (f) Regulatory Approval. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been, or will be, obtained under the federal securities laws and such as may be required by state securities laws.

      (g) Litigation. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Constellation Funds, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated herein and Constellation Funds knows of no facts that might form the basis for institution of such actions, suits or proceedings. Except as previously disclosed to the Acquired Fund, Constellation Funds is not a party to, or subject to the provisions of, any order, decree or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated herein.

      (h) Contracts. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, Constellation Funds, on behalf of the Acquiring Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever. Constellation Funds is not in material violation of, and the execution, delivery and performance of this Agreement will not result in a material violation of, any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever to which Constellation Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

      (i) No Material Misstatements or Omissions. From the effective date of the post-effective amendment (the "Amendment") to the Registration Statement on Form N-1A of the Constellation Funds that contains the prospectus and statement of additional information of the Acquiring Fund through the Effective Time, the Amendment shall comply in all material respects with the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations thereunder and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All information provided to the Acquired Fund by the Acquiring Fund for inclusion in, or transmittal with, the proxy statement (the "Proxy Statement") pursuant to which proxies will be solicited in connection with the special meeting of shareholders of the Acquired Fund at which approval of the reorganization will be sought, from the date that the Proxy Statement is first transmitted to the shareholders of the Acquired Fund through the date on which the shareholders of the Acquired Fund vote to approve or disapprove the reorganization, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   7. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

      (a) Organization, Existence, etc. The Acquired Fund is a corporation duly organized and validly existing under the laws of Maryland and has the power to carry on its business as it is now being conducted.

      (b) Registration as Investment Company. The Acquired Fund is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

      (c) Financial Statements. The audited financial statements of the Acquired Fund for the fiscal year ended December 31, 2003 and the unaudited financial statements of the Acquired Fund for the 6-month period ended June 30, 2004 (the "Acquired Fund Financial Statements"), as delivered to the Acquiring Fund, fairly present, or will fairly present, in all material respects, the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

      (d) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the Acquired Assets. Upon delivery and payment for the Acquired Assets, the Acquiring Fund will have good and marketable title to the Acquired Assets without restriction on the transfer thereof and free and clear of all liens or other encumbrances, subject to such restrictions as might arise under the 1933 Act, contractual restrictions on transfer, tax liens, and other liens or encumbrances previously disclosed to the Acquiring Fund.

      (e) Liabilities. Each of the Acquired Fund Financial Statements, the Preliminary Statement of Assets and Liabilities, and the Final Statement of Assets and Liabilities discloses or provides for, or will disclose or provide for, the known material liabilities of the Acquired Fund, if any, as of the date of such statement. Except as previously disclosed to the Acquiring Fund, the Acquired Fund has not incurred any liabilities since December 31, 2003 other than those liabilities incurred in the ordinary course of business, none of which has been materially adverse to the business, assets, or results of operations of the Acquired Fund.

      (f) Authority Relative to this Agreement. The Acquired Fund has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by the Acquired Fund's Board of Directors and, except for approval by the shareholders of the Acquired Fund, no other proceedings by the Acquired Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated herein. The Acquired Fund is not a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement.

      (g) Regulatory Approval. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired

   Fund of the transactions contemplated herein, except such as have been, or will be, obtained under the federal securities laws and such as may be required by state securities laws.

      (h) Litigation. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated herein.

      (i) Contracts. Except for contracts and agreements disclosed to the Acquiring Fund, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever. The Acquired Fund is not in material violation of, and the execution, delivery and performance of this Agreement will not result in a material violation of, any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever to which the Acquired Fund is a party or by which it is bound.

      (j) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

      (k) No Material Misstatements or Omissions. All information provided to the Acquiring Fund by the Acquired Fund for inclusion in the Amendment, from the effective date of the Amendment through the Effective Time, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement shall comply in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   8. Conditions Precedent to Obligations of the Acquiring Fund.

      (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

      (b) The Acquired Fund shall have performed all obligations that it is required to perform by this Agreement at or prior to the Closing (as defined in Section 13 of this Agreement).

      (c) The Acquired Fund shall have delivered to the Acquiring Fund the Acquired Fund Financial Statements, the Preliminary Statement of Assets and Liabilities and the Final Statement of Assets and Liabilities.

   9. Condition Precedent to Obligations of the Acquired Fund.

      (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

      (b) The Acquiring Fund shall have performed all obligations that it is required to perform by this Agreement at or prior to the Closing.

   10. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority from the Securities and Exchange Commission and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

      (b) The Amendment shall be effective under the 1933 Act and, to the best knowledge of the Constellation Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      (c) The shares of the Acquiring Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico, and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

      (d) The Acquired Fund and the Acquiring Fund shall have received an opinion of counsel from Morgan, Lewis & Bockius, LLP satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect that for federal income tax purposes:

          (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's stated liabilities;

          (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's liabilities;

          (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

          (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the Effective Time;

          (5) No gain or loss will be recognized by the Acquired Fund on the distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

          (6) No gain or loss will be recognized by the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to such shareholders in exchange for such shareholders' Acquired Fund Shares;

          (7) The basis of Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of such shareholders' Acquired Fund Shares surrendered in exchange therefor; and

          (8) The holding period of Acquiring Fund Shares received by the Acquired Fund's shareholders will include such shareholders' holding period for Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets as of the Effective Time.

      (e) This Agreement and the reorganization contemplated herein shall have been approved by both (i) the vote of at least a majority of the Class A shares of the Acquired Fund entitled to vote on the matter and (ii) the vote of at least a majority of the Class B shares of the Acquired Fund entitled to vote on the matter.

      (f) The Board of Trustees of Constellation Funds, at a meeting duly called for such purpose, shall have approved this Agreement and authorized the issuance by the Acquiring Fund of the Acquiring Fund Shares in exchange for the Acquired Assets pursuant to the terms and provisions of this Agreement.

      (g) Constellation Investment Management Company L.P. ("CIMCO"), the investment adviser to the Constellation Funds, and Constellation Funds, on behalf of the Acquiring Fund, shall have entered into an expense limitation agreement substantially in the form set forth in Exhibit 10G to this Agreement.

      (h) CIMCO shall have agreed to use its best efforts to ensure that the nature, quality and cost of the various services provided to the Acquiring Fund, such as transfer agency, fund accounting, administration, and custodial services, during the two-year period after the Closing Date, will be comparable to the corresponding services provided to the Acquired Fund prior to the Closing Date.

      (i) J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard"), the principal distributor of the Acquired Fund, shall have agreed to waive any contingent deferred sales charge that might otherwise be imposed with respect to the Class B shares of the Acquired Fund in connection with the reorganization contemplated by this Agreement.

      (j) Prior to Closing, the Board of Trustees of the Acquiring Fund shall have authorized the issuance of, and the Acquiring Fund shall have issued, one share of the Acquiring Fund to the Acquired Fund and the Acquired Fund shall have approved, as the initial shareholder of the Acquiring Fund, (i) the Board of Trustees of the Constellation Funds, (ii) an advisory agreement between the Constellation Funds, on behalf of the Acquiring Fund, and CIMCO and (iii) the related sub-advisory agreement between CIMCO and Hilliard. The Acquiring Fund share acquired by the Acquired Fund shall be redeemed by the Acquiring Fund immediately prior to, or concurrently with, the transactions described in Section 1 of this Agreement.

      (k) Hilliard shall have (i) agreed to obtain and/or maintain D&O liability insurance, in a form satisfactory to the directors for the Acquired Fund, for the officers and directors of the Acquired Fund with coverage amounts and terms comparable to the D&O liability insurance in effect for the Acquired Fund as of the Closing Date, (ii) agreed to maintain such D&O liability insurance until the third anniversary of the Closing Date, and (iii) delivered to the Board of Directors of the Acquired Fund a letter evidencing such agreements.

   11. Covenants of the Acquiring Fund. Constellation Funds, acting for itself and on behalf of the Acquiring Fund, herein covenants as follows:

      (a) Board Composition. For a period of three years after the Closing Date, at least 75% of the members of the Board of Trustees of the Constellation Funds shall not be interested persons of any investment adviser of the Constellation Funds, interested persons of any sub-adviser of the Acquiring Fund, or interested persons of Hilliard, the investment adviser of the Acquired Fund. For purposes of this covenant, the term "interested person" shall have the meaning set forth in Section 2(a)(19)(B) of the 1940 Act.

      (b) Unfair Burden. No unfair burden, as defined under Section 15(f) of the 1940 Act, shall be imposed on the Acquiring Fund as a result of the transactions contemplated by this Agreement or any express or implied terms, conditions, or understanding applicable thereto.

      (c) Investment Objectives, etc. The Acquiring Fund shall have investment objectives, policies, strategies and restrictions substantially similar to those of the Acquired Fund.

   12. Covenants of the Acquired Fund. The Acquired Fund shall call a special meeting of its shareholders to consider and act upon this Agreement and the transactions contemplated herein, shall solicit proxies in connection with such special meeting, and shall take all other action necessary to obtain shareholder approval of the reorganization.

   13. Effective Time of the Reorganization.

      (a) The exchange of the Acquired Assets for Acquiring Fund Shares and the related transactions shall take place at a closing (the "Closing") on September 30,

   2004, or on such other date as fixed by the mutual consent of the parties (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date or at such other time as fixed by mutual consent of the parties (the "Effective Time"). The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.

      (b) In the event that on the Closing Date (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or
   (ii) trading or the reporting of trading on such exchange or market shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the Acquired Assets is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or until such other date as fixed by mutual consent of the parties.

   14. Deliveries at Closing.

      (a) Deliveries by Custodian. At the Closing, the Acquired Fund's custodian shall deliver to the Acquiring Fund a certificate of an authorized officer stating that: (i) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund; and (ii) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in connection with the delivery of such portfolio securities.

      (b) Deliveries by Transfer Agent. At the Closing, the Acquired Fund's transfer agent shall deliver to the Acquiring Fund a certificate of an authorized officer stating that a certified list of names and addresses of the shareholders of the Acquired Fund and the class, number and percentage ownership of Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date, has been delivered to the Acquiring Fund's transfer agent. The Acquiring Fund's transfer agent shall deliver to the Acquired Fund a certificate of an authorized officer stating that (i) the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund and (ii) accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund have been opened.

      (c) Deliveries by the Acquired Fund. At the Closing, the Acquired Fund shall deliver to the Acquiring Fund the Final Statement of Assets and Liabilities, prepared by the Acquired Fund's accounting agent as of the close of business on the Closing Date and in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund's portfolio securities.

      (d) Additional Deliveries. At the Closing, each party shall deliver to the other party such bills of sale, assignments, receipts or other documents as the other party or its counsel may reasonably request.

   15. Termination. This Agreement and the transactions contemplated herein may be terminated and abandoned without penalty, at any time prior to the Closing, by mutual agreement of the parties or by either party if (i) the other party shall have materially breached its obligations under this Agreement; (ii) a majority of the terminating party's independent directors/trustees determines that failure to terminate this Agreement would result in a breach of their fiduciary duties, or (iii) a majority of the terminating party's independent directors/trustees makes a determination that the transaction contemplated by this Agreement is no longer in the best interests of the terminating party's shareholders due to regulatory conditions.

   16. Amendment. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders.

   17. Governing Law. This Agreement shall be governed and construed in accordance with the laws of Delaware.

   18. Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed as follows:


   If to the Acquiring Fund:              If to the Acquired Fund:

   John H. Grady                          Ken Mathis
   1205 Westlakes Drive, Suite 280        Hilliard
   Berwyn, PA 19312                       Hilliard Lyons Center
   Telephone: (484) 329-2800              Louisville, Kentucky 40202
   Fax: (484) 329-2851                    Telephone: (502) 588-1763
                                          Fax: (502) 588-8131

   With a copy to:                        With a copy to:

   Monica Parry, Esq.                     William G. Strench, Esq.
   Morgan, Lewis & Bockius LLP            Frost Brown Todd LLC
   1111 Pennsylvania Avenue               400 West Market Street, 32nd Floor
   Washington, D.C. 20004                 Louisville, Kentucky 40202-3363
   Telephone: (202) 739-3000              Telephone: (502) 568-0207
   Fax: (202) 739-3001                    Fax: (502) 581-1087

   19. Fees and Expenses.

      (a) Constellation Funds and the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      (b) Except as otherwise provided for herein, all expenses of the reorganization contemplated by this Agreement will be borne equally by Hilliard and CIMCO.

   Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement, (ii) expenses associated with preparing and filing proxy materials, (iii) solicitation costs in connection with obtaining shareholder approval of the reorganization, (iv) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the Closing Date, (v) accounting fees, (vi) legal fees, (vii) any unusual or extraordinary fees incurred with service providers, and (viii) expenses incurred in connection with the termination of any agreement to which the Acquired Fund is a party.

   20. Headings, Counterparts, Assignment.

      (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   21. Entire Agreement. Constellation Funds and the Acquired Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

   22. Further Assurances. Constellation Funds and the Acquired Fund each shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated herein.

   23. Binding Nature of Agreement. As provided in the bylaws of the Constellation Funds, this Agreement was executed by the undersigned officers of Constellation Funds, on behalf of the Acquiring Fund, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Acquiring Fund. Moreover, no series of the Constellation Funds shall be liable for the obligations of any other series of Constellation Funds.

   IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be executed as of the day and year first written above.

                                           HILLIARD LYONS GROWTH FUND, INC.

                                           By:         /S/  JAMES R. ALLEN
                                                  ------------------------------
                                           Name:         James R. Allen
                                           Title:           President

                                            CONSTELLATION FUNDS

                                            By:       /S/  JOHN J. CANNING
                                                  ------------------------------
                                            Name:        John J. Canning
                                            Title        Vice President

          Exhibit 2--Preliminary Statement of Assets and Liabilities

                       HILLIARD LYONS GROWTH FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 12, 2004

 Assets:
 Investments at market value (cost $24,189,514)................... $34,770,140
 Cash.............................................................     214,351
 Receivables:
    Investments sold..............................................     248,278
 Dividends........................................................       9,329
 Fund shares sold.................................................      10,227
 Prepaid expenses.................................................      27,535
                                                                   -----------
        Total Assets.............................................. $35,279,860
                                                                   ===========
 Liabilities:
 Fund shares redeemed.............................................     125,635
 Management fee...................................................         916
 Accrued expenses.................................................     104,967
                                                                   -----------
        Total Liabilities.........................................     231,518
                                                                   ===========
 Net Assets:
 Common stock ($.001 par value; 150,000,000 shares authorized and
   1,445,875 shares issued and outstanding).......................       1,447
 Paid-in surplus..................................................  21,499,239
 Accumulated undistributed net realized gain on investments.......   2,917,193
 Net unrealized appreciation on investments.......................  10,715,085
 Accumulated net investment loss..................................     (84,622)
                                                                   -----------
        Total Net Assets.......................................... $35,048,342
                                                                   ===========
 Net assets
 Investor A shares................................................ $30,309,418
 Investor B shares................................................   4,738,924
                                                                   -----------
                                                                   $35,048,342
 Shares of capital stock
 Investor A shares................................................   1,241,741
 Investor B shares................................................     204,134
                                                                   -----------
                                                                     1,445,875
 Net asset value per share
 Investor A shares--redemption price per share.................... $     24.41
                                                                   ===========
 Investor B shares--offering price per share*..................... $     23.21
                                                                   ===========
 Maximum sales charge (Investor A)................................        4.75%
 Maximum offering price per share (100%/(100%-maximum sales charge
   of net asset value adjusted to nearest cent)) (Investor A)..... $     25.63
                                                                   ===========

--------
* Redemption price of Investor B shares varies based on length of time shares are held.

               Exhibit 10G--Form of Expense Limitation Agreement

                         EXPENSE LIMITATION AGREEMENT

                              CONSTELLATION FUNDS

   EXPENSE LIMITATION AGREEMENT, effective as of July   , 2004 by and between
Constellation Investment Management Company, L.P. (the "Adviser") and the Constellation Funds (the "Trust"), on behalf of those series of the Trust set forth in Schedule A attached hereto (each a "Fund," and collectively, the "Funds").

   WHEREAS, the Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management company of the series type, and each Fund is a series of the Trust; and

   WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated March 1, 2004 (the "Advisory Agreement"), pursuant to which the Adviser provides investment advisory services to, among others, each Fund listed in Schedule A, which may be amended from time to time, for compensation based on the value of the average daily net assets of each such Fund; and

   WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund, and, therefore, have entered into this Expense Limitation Agreement, in order to maintain each Fund's operating expense ratios at the levels specified Schedule A attached hereto; and

   NOW THEREFORE, the parties hereto agree that the Expense Limitation Agreement provides as follows:

   1. Expense Limitation.

     1.1 Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to fund administration fees of the Adviser (but excluding advisory and sub-advisory fees, interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business), offset by the amount of revenue to the Fund from securities lending activities of the Fund (the net amount referred to as "Other Expenses"), exceed the Other Expense Limit, as defined in
Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Adviser.

     1.2 Other Expense Limit. The maximum Other Expense Limit in any year with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

     1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Other Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Other Expenses for any month of a Fund exceed the Other Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Other Expenses to an amount no higher than the Other Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

     1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

   2. Term and Termination of Agreement.

   This Agreement with respect to the Funds shall have an initial term until September 30, 2007, and from year to year thereafter, provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Non-Interested Trustees"). This Agreement may be terminated by either party hereto, without payment of any penalty, upon the provision of a written notice of not less than ninety (90) days prior to September 30, 2007 to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 2 shall become effective, unless otherwise agreed upon, on the last day of the then-current term of the Agreement.

   3. Miscellaneous.

     3.1 Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     3.2 Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

     3.3 Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

                                              CONSTELLATION FUNDS, on behalf of
                                              each of itsseries listed below in
                                              Schedule A

                                              By:
                                                  ------------------------------

                                              CONSTELLATION INVESTMENT
                                                MANAGEMENT CO, L.P.

                                              By:
                                                  ------------------------------

                                  SCHEDULE A

                             OTHER EXPENSE LIMITS

   This Agreement relates to the following Funds of the Trust:

             Name of Fund                       Other Expense Limit
             ------------                       -------------------
             HLAM Large Cap Quality Growth Fund        0.50%

               AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

   This Amendment to the Agreement and Plan of Reorganization dated as of July 19, 2004 (the "Agreement"), by and between Hilliard Lyons Growth Fund, Inc. (the "Acquired Fund") and Constellation Funds, acting for itself and on behalf of Constellation HLAM Large Cap Quality Growth Fund (the "Acquiring Fund"), is entered into as of August 26, 2004 and amends the Agreement as follows:

      Section 10(e) is hereby deleted and replaced in its entirety to read as follows:

          "(e) (1) This Agreement and the reorganization contemplated herein shall have been approved by both (i) the vote of at least a majority of the Class A shares of the Acquired Fund entitled to vote on the matter and (ii) the vote of at least a majority of the Class B shares of the Acquired Fund entitled to vote on the matter;

          (2) The investment advisory agreement between Constellation Funds and Constellation Investment Management Company L.P. shall have been approved by the affirmative vote of a "majority of the outstanding shares" of the Acquired Fund; and

          (3) A new investment sub-advisory agreement between CIMCO and Hilliard Lyons Asset Management, a division of J.J.B. Hilliard, W.L. Lyons, Inc., shall have been approved by the affirmative vote of a "majority of the outstanding shares" of the Acquired Fund.

      For purposes of items (2) and (3) of this Section 10(e), the vote of a "majority of the outstanding shares" of the Acquired Fund means the vote (A) of 67% or more of the shares of the Acquired Fund present at a meeting of its shareholders, if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy; or (B) of more than 50% of the outstanding shares of the Acquired Fund, whichever is the less."

   IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be executed as of the day and year first written above.

HILLIARD LYONS GROWTH FUND, INC.           CONSTELLATION FUNDS

By:    /s/  JAMES R. ALLEN                 By:    /s/  JOHN H. GRADY
       ----------------------------------         ---------------------------------

Name:  James R. Allen                      Name:  John H. Grady
       ----------------------------------         ---------------------------------

Title: President                           Title: President
       ----------------------------------         ---------------------------------

                         INVESTMENT ADVISORY AGREEMENT
                              CONSTELLATION FUNDS

   AGREEMENT made this      day of           , 2004, by and between
Constellation Funds, a Delaware business trust (the "Trust"), and Constellation Investment Management Company, LP (the "Adviser").

   WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to each series of the Trust set forth on Schedule A of this Agreement (each a "Fund" and collectively the "Funds"), and the Adviser is willing to render such services:

   NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

    1. Duties of Adviser. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds, and to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each
       Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund, and to continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

       The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Fund's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

       The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any Fund.

    2. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best net results as described from time to time in the Funds' Prospectus(es) and Statement(s) of Additional Information. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

       It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds' Prospectuses and Statement of Additional Information.

    3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified on Schedule B or Schedule C, as applicable, of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Funds held in non-interest bearing special deposits with a Federal Reserve Bank). The Adviser may, in its discretion and from time to time, waive a portion of its fee.

       All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

    4. Other Expenses. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

    5. Excess Expenses. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

       However, the Adviser will not bear expenses of any Fund which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3(a) or 3(b) and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

    6. Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

    7. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

    9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

    10.Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

    11.License of Adviser's Name. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.

    12.Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

       This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

       As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    13.Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: John H. Grady, President, and if to the Adviser at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: John H. Grady, President.

    14.Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    15.Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONSTELLATION FUNDS

By: __________________________

Attest: ________________________

CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP

By: __________________________

Attest: ________________________

                                  Schedule A
                                    to the
                         Investment Advisory Agreement
                                  as Amended
                                 July   , 2004

                               Listing of Funds

Name of Fund

Constellation Target Select Equity Fund
Constellation TIP Small Cap Value Opportunities Fund
Constellation TIP Financial Services Fund
Constellation TIP Healthcare & Biotechnology Fund
Constellation TIP Tax Managed U.S. Equity Fund
Constellation Clover Large Cap Value Fund
Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Core Fixed Income Fund
Constellation Clover Income Plus Fund
Constellation Chartwell Ultra Short Duration Fixed Income Fund
Constellation Chartwell Short Duration Fixed Income Fund
Constellation Chartwell High Yield Fund
Constellation HLAM Large Cap Value Fund
Constellation Strategic Value and High Income Fund
Constellation Pitcairn Diversified Value Fund
Constellation Pitcairn Diversified Growth Fund
Constellation Pitcairn Select Value Fund
Constellation Sands Capital Select Growth Fund
Constellation Pitcairn Small Cap Fund
Constellation Pitcairn Family Heritage(R) Fund
Constellation International Equity Fund
Constellation Pitcairn Taxable Bond Fund
Constellation Pitcairn Tax-Exempt Bond Fund
Constellation HLAM Quality Growth Fund

                                  Schedule B
                                    to the
                         Investment Advisory Agreement

                    For Funds with Performance Adjustments

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.

   (a) General. The Trust shall pay to the Adviser, as compensation for the Adviser's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

   (b) Index, Class and Changes to the Class. The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares (the "Successor Class") is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

   (c) Basic Fee. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

   (d) Performance Adjustment. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

   (e) Adjustment Rate. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

   (f) Performance Period. The performance period (the "Performance Period") shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the "Commencement Date"), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the current month plus the preceding 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months, provided, however, that the Adviser may calculate a Performance Adjustment for the Constellation TIP Financial Services Fund based upon performance achieved by such Fund prior to the effective date of this Agreement.

   (g) Measurement Calculation. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

   (h) Payment of Fees. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

   (i) Average Net Assets. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.

   (j) Termination. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

                                 Schedule B-1
                                    to the
                         Investment Advisory Agreement
                                  as Amended
                                         , 2004

                 Listing of Funds with Performance Adjustments

                                                                    Annual Basic
Name of Fund                               Performance Index          Fee Rate
------------                         ------------------------------ ------------
Constellation TIP Target Select      Russell 3000 Index                1.0625%
  Equity Fund
Constellation TIP Small Cap Value    Russell 2000 Value Index            0.95%
  Opportunities Fund
Constellation TIP Financial Services S&P Financials Index                1.00%
  Fund
Constellation TIP Healthcare &       S&P 500 Healthcare Index            1.00%
  Biotechnology Fund
Constellation TIP Tax Managed U.S.   S&P 500 Index                       0.75%
  Equity Fund
Constellation Clover Large Cap       Russell 1000 Value Index            0.74%
  Value Fund
Constellation Clover Core Value      Russell 3000 Index                  0.74%
  Fund
Constellation Clover Small Cap       Russell 2000 Value Index            0.85%
  Value Value Fund
Constellation Clover Core Fixed      Lehman Brothers Aggregate           0.45%
  Income Fund                          Bond Index
Constellation Clover Income Plus     S&P 500 Index                       0.50%
  Fund
Constellation Chartwell Ultra Short  Merrill Lynch Three Month           0.25%
  Duration Fixed Income Fund           U.S. Treasury Bill Index
Constellation Chartwell Short        Lehman Brother 1 - 3 Year           0.25%
  Duration Fixed Income Fund           U.S. Gov't. Bond Index
Constellation Chartwell High Yield   Merrill Lynch High Yield,           0.55%
  Fund                                 Cash Pay Index
Constellation HLAM Large Cap         Russell 1000 Value Index            0.70%
  Value Fund
Constellation Strategic Value and    Blended Index:                      0.10%
  High Income Fund                   -  50% Russell 2000 Value, and
                                     -  50% Merrill Lynch Cash Pay
                                       High Yield Index
Constellation Pitcairn Diversified   Russell 1000 Value Index            0.70%
  Value Fund

                                                                   Annual Basic
Name of Fund                              Performance Index          Fee Rate
------------                        ------------------------------ ------------
Constellation Pitcairn Diversified  Russell 1000 Growth Index          0.70%
  Growth Fund
Constellation Pitcairn Select Value Russell 1000 Value Index           0.70%
  Fund
Constellation Sands Capital Select  Russell 1000 Growth Index          0.85%
  Growth Fund
Constellation Pitcairn Small Cap    Russell 2000 Index                 0.70%
  Fund
Constellation Pitcairn Family       Wilshire 5000 Index                0.90%
  Heritage(R) Fund
Constellation International Equity  MSCI All Country World ex U.S.     0.95%
  Fund                                Index
Constellation Pitcairn Taxable Bond Lehman U.S. Government/Credit      0.40%
  Fund                                Index
Constellation Pitcairn Tax-Exempt   Lehman Municipal Bond Index        0.30%
  Bond Fund
Constellation HLAM Large Cap        Russell 1000 Growth Index          0.75%
  Quality Growth Fund

                                 Schedule B-2
                                    to the
                         Investment Advisory Agreement
                                  as Amended
                                         , 2004

                          Performance Adjustment Rate

                                      Maximum Rate
 Name of Fund / Class                  Adjustment          Methodology
 --------------------                 ------------         -----------
 Constellation Target Select Equity     +/- 0.15%  As detailed in Schedule B-3
   Fund - Class I Shares
 Constellation TIP Small Cap Value      +/- 0.15%  As detailed in Schedule B-3
   Opportunities Fund - Class II
   Shares
 Constellation TIP Financial Services   +/- 0.25%  As detailed in Schedule B-3
   Fund - Class I Shares
 Constellation Healthcare &             +/- 0.25%  As detailed in Schedule B-3
   Biotechnology Fund - Class II
   Shares
 Constellation TIP Tax Managed          +/- 0.15%  As detailed in Schedule B-3
   U.S. Equity Fund - Class II
   Shares
 Constellation Clover Large Cap         +/- 0.10%  As detailed in Schedule B-3
   Value Fund - Class I Shares
 Constellation Clover Core Value        +/- 0.15%  As detailed in Schedule B-3
   Fund - Class I Shares
 Constellation Clover Small Cap        +/- 0.125%  As detailed in Schedule B-3
   Value Fund - Class I Shares
 Constellation Clover Core Fixed        +/- 0.08%  As detailed in Schedule B-3
   Income Fund - Class I Shares
 Constellation Clover Income Plus      +/- 0.075%  As detailed in Schedule B-3
   Fund - Class I Shares
 Constellation CIP Ultra Short          +/- 0.06%  As detailed in Schedule B-3
   Duration Fixed Income
   Fund - Class I Shares
 Constellation CIP Short Duration       +/- 0.06%  As detailed in Schedule B-3
   Fixed Income Fund - Class I
   Shares
 Constellation CIP High Yield           +/- 0.10%  As detailed in Schedule B-3
   Fund - Class I Shares
 Constellation HLAM Large Cap           +/- 0.10%  As detailed in Schedule B-3
   Value Fund - Class II Shares

                                      Maximum Rate
 Name of Fund / Class                  Adjustment          Methodology
 --------------------                 ------------         -----------
 Constellation Strategic Value and      +/- 0.05%  As detailed in Schedule B-3
   High Income Fund - Class I
   Shares
 Constellation Pitcairn Diversified    +/- 0.10%   As detailed in Schedule B-3
   Value Fund - Class II Shares
 Constellation Pitcairn Diversified    +/- 0.10%   As detailed in Schedule B-3
   Growth Fund - Class II Shares
 Constellation Pitcairn Select Value   +/- 0.10%   As detailed in Schedule B-3
   Fund - Class II Shares
 Constellation Sands Capital Select    +/- 0.15%   As detailed in Schedule B-3
   Growth Fund - Class II Shares
 Constellation Pitcairn Small Cap      +/- 0.10%   As detailed in Schedule B-3
   Fund - Class II Shares
 Constellation Pitcairn Family         +/- 0.10%   As detailed in Schedule B-3
   Heritage(R) Fund - Class II Shares
 Constellation International Equity    +/- 0.10%   As detailed in Schedule B-3
   Fund - Class II Shares
 Constellation Pitcairn Taxable Bond   +/- 0.08%   As detailed in Schedule B-3
   Fund - Class II Shares
 Constellation Pitcairn Tax-Exempt     +/- 0.06%   As detailed in Schedule B-3
   Bond Fund - Class II Shares
 Constellation HLAM Large Cap          +/- 0.15%   As detailed in Schedule B-3
   Quality Growth Fund - Class II
   Shares

                                 Schedule B-3
                                    to the
                         Investment Advisory Agreement
                                  as Amended
                                         , 2004

                  Methodology for Performance Adjustment Rate

The tables below describes the applicable advisory fees that the Adviser would receive based on each Fund's performance as compared to its benchmark index over a given performance period:

1. Constellation Target Select Equity Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    + 0.15%        3.01% or more...........    - 0.15%
Outperforms the Index by                 Underperforms the Index by
  3.00% or less.........      0.00%        3.00% or less...........      0.00%

2. Constellation TIP Small Cap Value Opportunities Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    + 0.15%        3.01% or more...........    - 0.15%
Outperforms the Index by                 Underperforms the Index by
  3.00% or less.........      0.00%        3.00% or less...........      0.00%

3. Constellation TIP Financial Services Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    + 0.25%        3.01% or more...........    - 0.25%
Outperforms the Index by                 Underperforms the Index by
  3.00% or less.........      0.00%        3.00% or less...........      0.00%

4. Constellation TIP Healthcare & Biotechnology Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    + 0.25%        3.01% or more...........    - 0.25%
Outperforms the Index by                 Underperforms the Index by
  3.00% or less.........      0.00%        3.00% or less...........      0.00%

5. Constellation TIP Tax Managed U.S. Equity Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    + 0.15%        3.01% or more...........    - 0.15%
Outperforms the Index by                 Underperforms the Index by
  3.00% or less.........      0.00%        3.00% or less...........      0.00%

6. Constellation Clover Large Cap Value Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  5.01% or more.........     + 0.10%       5.01% or more...........     - 0.10%
Outperforms the Index by                 Underperforms the Index by
  4.01% to 5.00%........    + 0.075%       4.01% to 5.00%..........    - 0.075%
Outperforms the Index by                 Underperforms the Index by
  3.01% to 4.00%........    + 0.050%       3.01% to 4.00%..........    - 0.050%
Outperforms the Index by                 Underperforms the Index by
  2.01% to 3.00%........    + 0.025%       2.01% to 3.00%..........    - 0.025%
Outperforms the Index by                 Underperforms the Index by
  2.00% or less.........       0.00%       2.00% or less...........       0.00%

7. Constellation Clover Core Value Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  5.01% or more.........    + 0.125%       5.01% or more...........    - 0.125%
Outperforms the Index by                 Underperforms the Index by
  4.01% to 5.00%........  + 0.09375%       4.01% to 5.00%..........  - 0.09375%
Outperforms the Index by                 Underperforms the Index by
  3.01% to 4.00%........   + 0.0625%       3.01% to 4.00%..........   - 0.0625%
Outperforms the Index by                 Underperforms the Index by
  2.01% to 3.00%........  + 0.03125%       2.01% to 3.00%..........  - 0.03125%
Outperforms the Index by                 Underperforms the Index by
  2.00% or less.........       0.00%       2.00% or less...........       0.00%

8. Constellation Clover Small Cap Value Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  5.01% or more.........     + 0.15%       5.01% or more...........     - 0.15%
Outperforms the Index by                 Underperforms the Index by
  4.01% to 5.00%........   + 0.1125%       4.01% to 5.00%..........   - 0.1125%
Outperforms the Index by                 Underperforms the Index by
  3.01% to 4.00%........    + 0.075%       3.01% to 4.00%..........    - 0.075%
Outperforms the Index by                 Underperforms the Index by
  2.01% to 3.00%........   + 0.0375%       2.01% to 3.00%..........   - 0.0375%
Outperforms the Index by                 Underperforms the Index by
  2.00% or less.........       0.00%       2.00% or less...........       0.00%

9. Constellation Clover Core Fixed Income Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  5.01% or more.........    + 0.08%        5.01% or more...........    - 0.08%
Outperforms the Index by                 Underperforms the Index by
  4.01% to 5.00%........    + 0.06%        4.01% to 5.00%..........    - 0.06%
Outperforms the Index by                 Underperforms the Index by
  3.01% to 4.00%........    + 0.04%        3.01% to 4.00%..........    - 0.04%
Outperforms the Index by                 Underperforms the Index by
  2.01% to 3.00%........    + 0.02%        2.01% to 3.00%..........    - 0.02%
Outperforms the Index by                 Underperforms the Index by
  2.00% or less.........      0.00%        2.00% or less...........      0.00%

10. Constellation Clover Income Plus Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  5.01% or more.........     + 0.075%      5.01% or more...........     - 0.075%
Outperforms the Index by                 Underperforms the Index by
  4.01% to 5.00%........   + 0.05625%      4.01% to 5.00%..........   - 0.05625%
Outperforms the Index by                 Underperforms the Index by
  3.01% to 4.00%........    + 0.0375%      3.01% to 4.00%..........    - 0.0375%
Outperforms the Index by                 Underperforms the Index by
  2.01% to 3.00%........   + 0.01875%      2.01% to 3.00%..........   - 0.01875%
Outperforms the Index by                 Underperforms the Index by
  2.00% or less.........        0.00%      2.00% or less...........        0.00%

11. Constellation Chartwell Ultra Short Duration Fixed Income Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  0.76% or more.........    + 0.06%        0.76% or more...........    - 0.06%
Outperforms the Index by                 Underperforms the Index by
  0.75% or less.........      0.00%        0.75% or less...........      0.00%

12. Constellation Chartwell Short Duration Fixed Income Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  0.76% or more.........    + 0.06%        0.76% or more...........    - 0.06%
Outperforms the Index by                 Underperforms the Index by
  0.75% or less.........      0.00%        0.75% or less...........      0.00%

13. Constellation Chartwell High Yield Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    + 0.10%        3.01% or more...........    - 0.10%
Outperforms the Index by                 Underperforms the Index by
  3.00% or less.........      0.00%        3.00% or less...........      0.00%

14. Constellation HLAM Large Cap Value Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  5.01% or more.........     + 0.10%       5.01% or more...........     - 0.10%
Outperforms the Index by                 Underperforms the Index by
  4.01% to 5.00%........    + 0.075%       4.01% to 5.00%..........    - 0.075%
Outperforms the Index by                 Underperforms the Index by
  3.01% to 4.00%........    + 0.050%       3.01% to 4.00%..........    - 0.050%
Outperforms the Index by                 Underperforms the Index by
  2.01% to 3.00%........    + 0.025%       2.01% to 3.00%..........    - 0.025%
Outperforms the Index by                 Underperforms the Index by
  2.00% or less.........       0.00%       2.00% or less...........       0.00%

15. Constellation Strategic Value and High Income Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    + 0.15%        3.01% or more...........    - 0.15%
Outperforms the Index by                 Underperforms the Index by
  3.00% or less.........      0.00%        3.00% or less...........      0.00%

16. Constellation Pitcairn Diversified Value Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  2.00% or more.........    + 0.10%        2.00% or more...........    - 0.10%
Outperforms the Index by                 Underperforms the Index by
  1.99% or less.........      0.00%        1.99% or less...........      0.00%

17. Constellation Pitcairn Diversified Growth Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  2.00% or more.........    + 0.10%        2.00% or more...........    - 0.10%
Outperforms the Index by                 Underperforms the Index by
  1.99% or less.........      0.00%        1.99% or less...........      0.00%

18. Constellation Pitcairn Select Value Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.00% or more.........    + 0.10%        3.00% or more...........    - 0.10%
Outperforms the Index by                 Underperforms the Index by
  2.99% or less.........      0.00%        2.99% or less...........      0.00%

19. Constellation Pitcairn Sands Capital Select Growth Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.50% or more.........    + 0.15%        3.50% or more...........    - 0.15%
Outperforms the Index by                 Underperforms the Index by
  3.49% or less.........      0.00%        3.49% or less...........      0.00%

20. Constellation Pitcairn Small Cap Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  2.50% or more.........    + 0.10%        2.50% or more...........    - 0.10%
Outperforms the Index by                 Underperforms the Index by
  2.49% or less.........      0.00%        2.49% or less...........      0.00%

21. Constellation Pitcairn Family Heritage(R) Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  2.50% or more.........    + 0.10%        2.50% or more...........    - 0.10%
Outperforms the Index by                 Underperforms the Index by
  2.49% or less.........      0.00%        2.49% or less...........      0.00%

22. Constellation International Equity Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  2.00% or more.........    + 0.10%        2.00% or more...........    - 0.10%
Outperforms the Index by                 Underperforms the Index by
  1.99% or less.........      0.00%        1.99% or less...........      0.00%

23. Constellation Pitcairn Taxable Bond Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  1.00% or more.........    + 0.08%        1.00% or more...........    - 0.08%
Outperforms the Index by                 Underperforms the Index by
  0.99% or less.........      0.00%        0.99% or less...........      0.00%

24. Constellation Pitcairn Tax-Exempt Bond Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  1.00% or more.........    + 0.06%        1.00% or more...........    - 0.06%
Outperforms the Index by                 Underperforms the Index by
  0.99% or less.........      0.00%        0.99% or less...........      0.00%

25. Constellation HLAM Large Cap Quality Growth Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    + 0.15%        3.01% or more...........    - 0.15%
Outperforms the Index by                 Underperforms the Index by
  3.00% or less.........      0.00%        3.00% or less...........      0.00%

                                  Schedule C
                                    to the
                         Investment Advisory Agreement

                   For Funds With No Performance Adjustment

This Schedule B shall apply to each of the Funds identified on Schedule C-1 hereto.

   (a) The Trust shall pay to the Adviser a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 hereto.

   (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

                                 Schedule C-1
                                    to the
                         Investment Advisory Agreement

                        Listing of Funds and Fee Rates

Name of Fund

None

                       INVESTMENT SUB-ADVISORY AGREEMENT
                              CONSTELLATION FUNDS

   AGREEMENT made this      day of           , 2004, by and between
Constellation Investment Management Company, LP (the "Adviser") and Hilliard Lyons Asset Management (the "Sub-Adviser").

   WHEREAS, Constellation Funds, a Delaware business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated March 4, 2004 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a "Fund" and collectively the "Funds"); and

   WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

   NOW, THEREFORE, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the "Allocated Assets"), including the purchase, retention and disposition of the Allocated Assets, in accordance with each Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

    (a)The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated Assets will be invested or held uninvested in cash.

    (b)In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

    (c)The Sub-Adviser shall determine the Allocated Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund's Allocated Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

    (d)The Sub-Adviser shall maintain all books and records with respect to transactions involving the Allocated Assets required by subparagraphs
       (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

       The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the

       Allocated Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

    (e)The Sub-Adviser shall provide each Fund's custodian on each business day with information relating to all transactions concerning the Fund's Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

    (f)The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

    (g)The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

    (h)The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Allocated Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

    (i)Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

   Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

    (a)The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

    (b)By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c)Prospectus(es) of each Fund.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B or Schedule C, as applicable, of this Agreement. The fee will be calculated based on the average monthly market value of the Allocated Assets under the Sub-Adviser s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser s obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own, or any other sub-adviser's, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. Duration and Termination. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

                To the Adviser at:     Constellation Investment
                                       Management
                                       Company, LP
                                       1205 Westlakes Drive,
                                       Suite 100
                                       Berwyn, Pennsylvania
                                       19312
                                       Attn: John H. Grady
                To the Sub-Adviser at: Hilliard Lyons Asset
                                       Management
                                       [Address]
                                       [City, State Zip]
                                       Attn: Chief Counsel

10.Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

   A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

   Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Constellation             Hilliard Lyons Asset
Investment                  Management
ManagementCompany, LP

By:
       ---------------    By:    ---------------

Name:
       ---------------    Name:  ---------------

Title:
       ---------------    Title: ---------------

                                  Schedule A
                                    to the
                       Investment Sub-Advisory Agreement

                               Listing of Funds

Name of Fund

Constellation HLAM Large Cap Value Fund
Constellation HLAM Large Cap Quality Growth Fund

                                  Schedule B
                                    to the
                       Investment Sub-Advisory Agreement

                    For Funds with Performance Adjustments

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.

   (a) General. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

   (b) Index, Class and Changes to the Class. The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different class of shares (the "Successor Class") is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

   (c) Basic Fee. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

   (d) Performance Adjustment. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

   (e) Adjustment Rate. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

   (f) Performance Period. The performance period (the "Performance Period") shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the "Commencement Date"), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the current month plus the preceding 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months, provided, however, that the Adviser may calculate a Performance Adjustment for the Constellation TIP Financial Services Fund based upon performance achieved by such Fund prior to the effective date of this Agreement.

   (g) Measurement Calculation. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

   (h) Payment of Fees. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

   (i) Average Net Assets. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.

   (j) Termination. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

                                 Schedule B-1
                                    to the
                       Investment Sub-Advisory Agreement

                 Listing of Funds with Performance Adjustments

Name of Fund / Applicable Class     Performance Index     Annual Basic Fee Rate
------------------------------- ------------------------- ---------------------
 Constellation HLAM Large Cap   Russell 1000 Value Index          0.45%
   Value Fund
 Constellation HLAM Large Cap   Russell 1000 Growth Index  0.60% on first $40m
   Quality Growth Fund
                                                           0.50% on next $110m
                                                             0.45% on assets
                                                               over $150m

                                 Schedule B-2
                                    to the
                       Investment Sub-Advisory Agreement

                          Performance Adjustment Rate

                                   Maximum Rate
    Name of Fund / Class            Adjustment          Methodology
    --------------------           ------------         -----------
    Constellation HLAM Large Cap    +/- 0.075%  As detailed in Schedule B-3
      Value Fund - Class II Shares
    Constellation HLAM Large Cap    +/- 0.075%  As detailed in Schedule B-3
      Quality Growth Fund

                                 Schedule B-3
                                    to the
                       Investment Sub-Advisory Agreement

                  Methodology for Performance Adjustment Rate

The tables below describes the applicable sub-advisory fees that the Sub-Adviser would receive based on each Fund's performance as compared to its benchmark index over a given performance period:

1. Constellation HLAM Large Cap Value Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  5.01% or more.........     +0.075%       5.01% or more...........     -0.075%
Outperforms the Index by                 Underperforms the Index by
  4.01% to 5.00%........   +0.05625%       4.01% to 5.00%..........   -0.05625%
Outperforms the Index by                 Underperforms the Index by
  3.01% to 4.00%........    +0.0375%       3.01% to 4.00%..........    -0.0375%
Outperforms the Index by                 Underperforms the Index by
  2.01% to 3.00%........   +0.01875%       2.01% to 3.00%..........   -0.01875%
Outperforms the Index by                 Underperforms the Index by
  2.00% or less.........       0.00%       2.00% or less...........       0.00%

2. Constellation HLAM Large Cap Quality Growth Fund.

                         The Base Fee                               The Base Fee
If the Fund:             Increases by:   If the Fund:               Decreases by:
------------             -------------   ------------               -------------
Outperforms the Index by                 Underperforms the Index by
  3.01% or more.........    +0.075%        3.01% or more...........    -0.075%

                                  Schedule C
                                    to the
                         Investment Advisory Agreement

                   For Funds With No Performance Adjustment

This Schedule B shall apply to each of the Funds identified on Schedule C-1 hereto.

   (a) The Trust shall pay to the Adviser a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 hereto.

   (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

                                 Schedule C-1
                                    to the
                         Investment Advisory Agreement

                        Listing of Funds and Fee Rates

Name of Fund

None

                       HILLIARD LYONS GROWTH FUND, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                      THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 1, 2004

The undersigned, hereby appoints Joseph C. Curry, Jr. and Timothy P. Riordan as proxies and each of them, each with full power of substitution, to vote, at the Special Meeting of shareholders of Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund"), to be held at the meeting rooms of Kye's I at Watertower Square, Building 1-Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130 on October 1, 2004, at 9:00 a.m., Eastern Time, and any adjournments of the Special Meeting (the "Meeting"), all shares of the Hilliard Growth Fund that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below, and in accordance with their own discretion, on any other matters properly brought before the Meeting.

The Board of Directors of the Hilliard Growth Fund recommends a vote "FOR" the following proposals.

PROPOSALS:

1. To approve a proposed Agreement and Plan of Reorganization, and the transactions contemplated by the Agreement and Plan of Reorganization, under which Hilliard Growth Fund would be reorganized with and into Constellation HLAM Large Cap Quality Growth Fund, a newly-formed series of the Constellation Funds, and Hilliard Growth Fund would be dissolved.

                     For             Against             Abstain

2. To approve an investment advisory agreement with Constellation Investment Management Company, LP ("CIMCO").

                     For             Against             Abstain

3. To approve an investment sub-advisory agreement between CIMCO and Hilliard Lyons Asset Management, a division of J.J.B. Hilliard, W.L. Lyons, Inc.

                     For             Against             Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no direction is given when the duly executed proxy is returned, this proxy will be voted for the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder must sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians must indicate the full title and capacity in which they are signing.

               Dated: __________, 2004
                                         ------------------------
                                         Signature of Shareholder

               Dated: __________, 2004
                                         ------------------------
                                         Signature (Joint owners)

Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the meeting. You may vote in person if you attend the meeting.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS

To vote by telephone:

1) Read the proxy statement and have this proxy card at hand.
2) Call 1-877-779-8683
3) Enter the 12-digit control number set forth below and follow the simple instructions.

To vote by Internet:

1) Read the proxy statement and have this proxy card at hand.
2) Go to website www.eproxyvote.com/hlgrx
3) Enter the 12-digit control number set forth below and follow the simple instructions.

Control number: [xxxxxxxxxxxx]

                                      2